EXHIBIT 10.(b)



                             SUBCONTRACT 508-04-167

          PROJECT TITLE: HAARP, ANTENNA AND GROUNDSCREEN TRANSPORATION
             PRIME CONTRACT NO. N00014-02-D0479, DELIVERY ORDER 0008



                        FIXED PRICE INCENTIVE SUBCONTRACT



                                   ISSUED TO:
                          ANTENNA PRODUCTS CORPORATION
                              101 S.E. 25TH AVENUE
                             MINERAL WELLS, TX 76067






                                   ISSUED BY:

                    BAE SYSTEMS ADVANCED TECHNOLOGIES, INC.
                           1250 TWENTY-FOURTH ST, NW
                              WASHINGTON, DC 20037





                                  Anthony Pugh
                             Contract Administrator

                              Phone: (202) 223-8808
                               Fax: (202)223-1377
                       E-Mail: anthony.pugh@baesystems.com
                               ---------------------------
















                                     10.b-1

                           SUBCONTRACT NO. 508-04-167

                                     BETWEEN


                          ANTENNA PRODUCTS CORPORATION

                                       AND

                     BAE SYSTEMS ADVANCED TECHNOLOGIES, INC.




EFFECTIVE DATE:                            4 APRIL 2004

SUBCONTRACT TYPE:                          FIXED PRICE INCENTIVE

PERIOD OF PERFORMANCE                      4 APRIL 2004 THROUGH 4 NOVEMBER 2004

SUBCONTRACT VALUE:                         FIXED PRICE CEILING $5,435,055

PAYMENT TERMS:                             NET 60 DAYS

PRIME CONTRACT NO.:                        N00014-02-D-0479

PRIME CONTRACT DELIVERY ORDER NO:          0008

SECURITY CLASSIFICATION:                   UNCLASSIFIED

DPAS RATING:                               DO-C9 (U)

SUBCONTRACTOR EIN:                         75-1964534

























                                     10.b-2

                                TABLE OF CONTENTS

SECTION A..............................................................CONTRACT

SECTION B........................................  SUPPLIES/SERVICES AND PRICES

SECTION C...........................................DESCRIPTIONS/SPECIFICATIONS

SECTION D.................................................PACKAGING AND MARKING

SECTION E.............................................INSPECTION AND ACCEPTANCE

SECTION F.............................................DELIVERIES OR PERFORMANCE

SECTION G.......................................SUBCONTRACT ADMINISTRATION DATA

SECTION H.........................................SPECIAL CONTRACT REQUIREMENTS

SECTION I........................GENERAL PROVISIONS AND FAR FLOWDOWN PROVISIONS

SECTION J..................................................LIST OF ATTACHEMENTS

SECTION K....................................REPRESENTATIONS AND CERTIFICATIONS


































                                      10.b-3

SECTION A  CONTRACT

A-1        INTRODUCTION
This FIXED PRICE INCENTIVE CONTRACT is hereby made and entered into by and between BAE SYSTEMS Advanced Technologies Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter also called "BAE STYSTMS ATI", "Contractor" or "Buyer"), and Antenna Products Corporation having a principal place of business in Mineral Wells, Texas (hereinafter also called "APC", "Subcontractor", or "Seller").

WITNESS THAT WHEREAS, BAE SYSTEMS ATI has entered into Prime contract No. N00014-00-D-0479 to perform certain work and services for the U.S. Government; and

WHEREAS, BAE SYSTEMS ATI desires to have APC perform certain work and services hereafter described, and APC desires to perform certain work and services for the U.S. Government; and

WHEREAS, the work and services hereafter described to be performed by APC are related to the work and services to be furnished by BAE SYSTEMS ATI to the U.S. Government,

NOW, THEREFORE, the parties mutually agree as follows:

A-2 SUBCONTRACT TYPE This is a Fixed Price Incentive subcontract.

A-3        SUBCONTRACT VALUE
The total Fixed Price Incentive Ceiling for performance of the Work as defined in Section C is $5,435,055 which amount shall represent BAE SYSTEMS ATI's not to exceed amount, unless changed by a written modification to this Agreement, which is signed by authorized representative of both parties.

A-4        SUBCONTRACT EXECUTION
In witness whereof, the duly authorized representative of Buyer and Seller have executed this Subcontract.



SELLER                                                      BUYER
ANTENNA PRODUCTS CORPORATION                      BAE SYSTEMS TECHNOLOGIES, INC.

BY:        Ron Chandler                       BY:        Anita Hyink
SIGNATURE: /s/ Ron Chandler                   SIGNATURE: /s/ Anita C. Hyink
          ------------------                            ------------------------
TITLE:     VP/Contracts                       TITLE:     Director, Contracts
DATE:      4/23/04                            DATE:      4/23/04











                                      10.b-4

SECTION B  SUPPLIES/SERVICES AND PRICES

B-1     SCOPE OF CONTRACT

The general description of services to be provided under this Subcontract is the installation of the antennas, dipoles and ground screen at the HAARP site in Gakona, AK (A detailed Statement of Work is included in Subcontract Section C, Statement of Work).

B-2     SUBCONTRACT LINE ITEM DESCRIPTION (SLIN) LIST
 Subcontract                           Target    Target  Incentive Not-to-Exceed
 Line Item No. Description              Cost     Profit    Profit  Ceiling Price
 ------------- -----------          ----------- -------- --------- -------------
 0001          Installation of 132  $ 4,933,358 $459,889  $41,808   $5,435,055
               antennas, their
               dipoles, and ground
               screen components

B-3     INCENTIVE PRICE REVISION
The services identified in Section B-2 as SLIN 0001 are subject to price revision in accordance with the definitions and guidelines specified herein.

The "Original Target Cost " is the target cost as originally definitized between APC and BAE SYSTEMS ATI. The Original Target Cost is a fixed amount of $4,933,358.

The "Original Target Profit " is the target profit as originally definitized between APC and BAE SYSTEMS ATI. The Original Target Profit is a fixed amount of $459,889.

The "Incentive Profit " is the incentive profit as originally definitized between APC and BAE SYSTEMS ATI. The Incentive Profit is a fixed amount of $41,808.

The "Final Target Cost " is the target cost at the time that all services to be performed by APC under Section C have been completed and accepted by BAE SYSTEMS ATI. This Final Target Cost shall include all definitized subcontract modifications as required.

The "Final Target Profit " is the target profit at the time that all services to be performed by APC under Section C have been completed and accepted by BAE SYSTEMS ATI. This Final Target Profit shall include all definitized subcontract modifications as required.

Upon final completion and acceptance for performance of the Work as defined in Section C, BAE SYSTEMS ATI and APC shall establish the Total Final Price of the specified items by applying to the Final Target Cost a Profit Adjustment according to the following formulas:

    1.) IF Final Target Cost = Original Target Cost,
        THEN Profit Adjustment = Final Target Profit + Incentive Profit.

    2.) IF Final Target Cost < Original Target Cost,
        THEN Profit Adjustment = Final Target Profit + Incentive Profit.



                                      10.b-5

    3.) IF Final Target Cost > Original Target Cost,
        AND IF (Final Target Cost - Original Target Cost) < Incentive Profit, THEN Profit Adjustment = (Final Target Profit + Incentive Profit.) - (Final Target Cost - Original Target Cost)

    4.) IF Final Target Cost > Original Target Cost,
        AND IF (Final Target Cost - Original Target Cost) = Incentive Profit, THEN Profit Adjustment = Final Target Profit

    5.) IF Final Target Cost > Original Target Cost,
        AND IF (Final Target Cost - Original Target Cost) >Incentive Profit, THEN Profit Adjustment = Final Target Profit

B-3     GENERAL LABOR COSTS

This Subcontract is subject to the requirements of both the Davis Bacon Act and the Service Contract Act as stated under FAR Clauses 52.222-6 and 52.222-41 as stated in Section I Part III of this subcontract. Subcontractor is required to submit weekly certified Payroll to the BAE SYSTEMS ATI Contractual Point of Contact identified in Section G-4 of this Subcontract.

SECTION C  DESCRIPTIONS/SPECIFICATIONS

C-1     DESCRIPTIONS/SPECIFICATIONS

Project Location:
-----------------
The High Frequency Active Auroral Research Program (HAARP) Gakona facility is a Government-owned facility at milepost 11.3 TOK Cutoff, Gakona, AK 99586.

Statement of Work:
------------------
APC shall provide all labor, materials, facilities, equipment and other services necessary to install 132 antenna towers, their dipoles and the ground screen components manufactured by APC under Subcontract No. HAARP 03-121.

 1. SCOPE

      The scope of this Statement of Work covers:

          a) The installation of the antenna towers, dipoles and ground screen elements required to complete the 180 element HAARP array.

          b) The manufacture of the copper braid straps required to earth the antenna towers to the thermopiles.

 2. QA Plan, Policies and Procedures

      Subcontractor shall provide and maintain a quality control system to an industry recognized Quality Standard and in compliance with any other specific quality requirements identified in this agreement. Records of all quality control inspection work by Subcontractor shall be kept complete and available to BAE SYSTEMS ATI and its customers.




                                     10.b-6

      Prior to the start of any installation work at the HAARP site, BAE SYSTEMS ATI's QA POC will work with APC to define a mutually acceptable inspection/ signoff procedure or "Travelers Checklist" at key points in the installation process.

 3. Antenna Installation

      The 132 antenna towers with their dipoles and the full 180 element ground screen shall be installed by APC's subcontractor, City Electric, Inc.
      (CEI). APC shall provide construction supervision and quality assurance at the HAARP site for the duration of the installation.

      The installation of 132 antenna towers and their diepoles and the full 180 element ground screen shall begin on or about April 1, 2004 and end no later than October 31, 2004. Specifically, CEI shall perform the following scope of work for the installation of 132 additional Antennas including radiating elements, tower, guys, support structures, and ground screens.

      CEI shall perform the following major tasks:


        a. Unload approximately 32 each 48" long flatbed trailers as they arrive on the site.

        b. 41 stub tower bases will be supplied and installed on the new perimeter pilings. 26 perimeter stub towers will be supplied for installation on new perimeter pilings.

        c. Install 132 antennas.

        d. Ground screens below the existing antennas must be dismantled and disposed of.

        e. 14 existing stub towers and 3 corner towers will be moved from their present locations to new pilings to complete the perimeter.

        f. Install new ground screens below previously installed and newly installed antennas.

CEI shall provide sufficient manpower and equipment to perform the following specific tasks:

        g. Install base, erect and guy mast (approximate weight 1800 lbs), install lattice on top of mast, the lattice is shipped in two parts which shall be joined together prior to erecting, this task includes a 100% check of the torque of all factory installed bolts (approximately 280 bolts per antenna), (approximate assembled weight 1700 lbs.) The base weldments shall be secured to the pilings with 1 1/4'-7 high strength bolts and nuts, a torques wrench to tighten these to 500 ft-lbs shall be available. The supporting guys must be tensioned to 670 lbs and the tower must be brought to a vertical position within 2 degrees, 4 each come-alongs, dynamometers, guy pulling grips, shackles to attach to base and 2 each transits will be required to accomplish this. A crane capable of attaching to the top of the lattice and raising it to a height of 75' shall also be available.


                                     10.b-7

        h. Install safety climb rail and cable mount angles to structure.

        i. Layout backbones, guys and elements and assemble. File weld .19 diameter 1100-0 jumper wires to 3/8 thick 6061-T6 aluminum plate. There are 136 jumper wires per antenna and each jumper requires 2" of weld. All welds must be 100% inspected; if any are missed it will be necessary to make the welds up to 55' above the ground. Welding equipment and a certified aluminum welder will be required. A total of approximately 18,000 welds will be required.

        j. Raise backbones (approximate weight 500 lbs each) and secure them to structure at approximately 50' above ground. In addition to a crane, a bucket truck capable of reaching the top of the tower will be required to secure the upper guys approximately 70' above ground and interconnect the element guys.

        k. Tension upper guys and elements. This is a complex procedure; assistance, training and supervision will be given by APC personnel. The guys shall be tensioned to approximately 1600 lbs and the backbones precisely positioned. 4 each come-alongs, dynamometers, guy pulling grips, shackles to attach to base and 2 each transits will be required to accomplish this. A bucket truck with an operator capable of reaching 75' plus 2 ground personnel shall be available. The lower guy tensions shall be re-checked and adjusted as required at this time. Once this team becomes familiar with the procedure it can be completed in 2 to 3 hours per antenna so both the equipment and personnel shall be available to assist in other areas.

        l. Once 132 antennas have been installed, the existing ground screen will be taken down and disposed of. The new ground screen consists of 208 assemblies approximately 80' square. Each of these will be secured to its associated catenaries and adjacent ground screens 15' above ground. This will require 100 connections per assembly. Each connection will require 4 crimping operations, 2 on a custom designed connector with a Nicopress "J" tool and 2 on a Burndy YPC2A8U Crimpit Tap with a Burndy tool MD6 utilizing a BG die (or equal). There will be a total of 20,800 connections (83,000 crimps) needed to complete the groundscreen. Prior to crimping, the crimp area of the wire shall be cleaned with a clean shop rag saturated in denatured alcohol and abraded with Scotch Brite 777. There will be a total of 20,800 connections which will require 41,600 cleaning operations and 83,200 crimps. All cleaning and crimping operations will be made 15' above ground. During installation and tensioning of ground screen, CEI will be responsible for supplying all pulling grips, ropes, and pullers required.

4. Copper Braid Straps

The 48 existing DP antenna towers were earthed to their thermopiles via copper braids clamped at either end by bolt-on vice clamps. This solution was implemented as a field retrofit to the need to earth the towers to the thermopiles. The new thermopiles were manufactured with bolt holes to allow a simple earth strap to be employed. The 158 earth straps to be manufactured are simple lengths of 3/8 inch copper braid, approximately 10 inches long, with lugs attached at either end. APC will provide the 158 copper braid traps.


                                     10.b-8

SECTION D  PACKAGING AND MARKING

D-1     PACKAGING
Packaging and marking of all deliverables shall be in accordance with the best commercial practice necessary to ensure safe and timely delivery at destination, in accordance with the applicable security requirements.


D-2     CONTAINER MARKINGS
A complete packing list shall be included with all shipments. Subcontractor shall mark containers or packages with necessary lifting, loading, and shipping information, including the BAE SYSTEMS ATI agreement number, item number, dates of shipment, and the names and address of consignor and consignee. Bills of lading shall include this agreement number.

D-3     MARKING OF SUBCONTRACTOR REPORTS

All reports and correspondence submitted under this subcontract shall include:

o       The Prime Contract Number/ Delivery Order Number
o       Subcontract Number
        Forwarded Prepaid
o Provide preservation, packaging and marking which shall afford adequate protection against physical damage during shipment for all deliverable items.
o All reports shall be packaged and forwarded to the BAE SYSTEMS ATI Quality Assurance at:
        BAE SYSTEMS Advanced Technologies, Inc.
        1250 Twenty-Fourth St., NW, Suite 850
        Washington, DC 20037
        Attn: Paul Darling

SECTION E  INSPECTION AND ACCEPTANCE

E-1     INSPECTION AND ACCEPTANCE

Final inspection and acceptance of all work and report items will be performed by BAE SYSTEMS ATI's Quality Assurance Point of Contact identified in Section G-4 of this Agreement. The Subcontractor shall be responsible for all work performed until completion and acceptance of the entire work, except for any completed unit of work that may have been accepted under this subcontract.

SECTION F  DELIVERIES OR PERFORMANCE

F-1     DELIVERIES
Delivery of reports and other documentation required  in   performance  of  this
subcontract as set forth herein will be made to:
        BAE SYSTEMS Advanced Technologies, Inc.
        1250 Twenty-Fourth St., NW, Suite 850
        Washington, DC 20037
        Attn: Paul Darling
A copy of all transmittal letters shall be mailed to the BAE SYSTEMS ATI Contractual Point of Contact identified in Section G-4 of this Subcontract.




                                     10.b-9

        1. The Subcontractor shall submit a complete and signed "Travelers Checklist", which will be audited by BAE SYSTEMS ATI POC on a regular basis showing antenna completion.

        2. The Subcontractor shall submit either a time-scaled bar chart, showing predecessor/successor relationship and identifying critical activities. The schedule shall be submitted within 5 days from the issuance of the subcontract notice-to-proceed.

        The Subcontractor shall break the work into discrete activities, identifying major tasks and subtasks.

        3. On a weekly basis, the Subcontractor shall update the schedule. The weekly updated schedule shall identify any schedule slippage and shall describe corrective actions to be taken by the Subcontractor to ensure that subcontract completion dates are not exceeded.

        4. Each workweek, the Subcontractor shall provide BAE SYSTEMS ATI SYSTEMS Advanced Technologies, Inc. (BAE SYSTEMS ATI) a report detailing the nature and extent of work performed that week and scheduled to be performed in the following week. The report shall include personnel and equipment for each work element, actual progress versus scheduled progress, and anticipated progress for the next week. Email is acceptable.

        5. The Subcontractor shall submit within 5 days of the issuance of the Notice-to-Proceed, an Environmental Plan. detailing how the contract work will be accomplished with minimal damage to the environment. Include in this submission shall be an oil Spill Contingency Plan detailing actions which shall be taken in the event of a spill. The plan shall include any required restoration or other work required by federal, state or local permits. It shall also include how and when site environmental orientations briefings for all Subcontractor employees conducted by the BAE SYSTEMS ATI Environmental Field Officer, shall be held.

        6. The Subcontractor shall submit safety plans and hazard analysis for the subcontract work as prescribed in the U.S. Army Corps of Engineers Manual EM 385-5. No work shall start on the site until the safety submittal has been approved by BAE SYSTEMS ATI.

        7. The Subcontractor shall prepare as-built drawings reflecting the actual work accomplished. The as-built drawings shall be submitted to BAE SYSTEMS ATI within 15 days after work completion. Final subcontract payment shall not be made until the as-built drawings are submitted by the Subcontractor and approved by BAE SYSTEMS ATI.

        8. Subcontractor shall furnish Certificate of Insurance to BAE SYSTEMS ATI evidencing the insurance required hereunder and upon request. BAE SYSTEMS ATI may examine true copies of the actual policies. Each certificate shall provide that thirty (30) days prior written notice shall be given to BAE SYSTEMS ATI in the event of cancellation or material change in policies occurs.




                                     10.b-10

        9. Subcontractor shall furnish a Performance Bond in an amount equal to 100% of the subcontract value and a Payment Bond in an amount equal to 100% of the subcontract value to BAE SYSTEMS ATI within 5 days, but in any event, before starting tower installation work.

F-2     PERIOD OF PERFORMANCE

The Period of Performance for this Subcontract is 4 April 2004 through 4 November 2004 accordingly.

F-3     PLACE OF PERFORMANCE

Performance under this subcontract will take place at the HAAARP Site in Gakona, Alaska

SECTION G  SUBCONTRACT ADMINISTRATION DATA

G-1     INVOICING AND PAYING INSTRUCTIONS

Submit one original invoice to:
        BAE SYSTEMS Advanced Technologies, Inc.
        1250 Twenty-Fourth St., NW
        Washington, DC
        Attention: Anthony Pugh

Invoices may be submitted no more often than monthly after approved "Travelers Checklist" has been received by BAE SYSTEMS ATI, Washington D.C. The anticipated Milestone Billing schedule is as follows:

Milestone Milestone Description             Anticipated Date   Amount
--------- ---------------------             ----------------   ------
001       Mobilization and Transportation   April 4, 2004      See Milestone
                                                                 002 Below

002       Finalize Installation Plans.      April 4, 2004      $1,350,000
          Obtain customer approval to
          proceed with tower installation
          phase including customer approval
          of QA procedures . Obtain
          Authorization to Proceed with
          tower Installation.

003       Installation of Antenna#s 1-33    May 4, 2004        $760,000

004       Installation of Antenna#s 34-66   June 4, 2004       $760,000

005       Installation of Antenna#s 67-99   July 4, 2004       $760,000

006       Installation of Antenna#s 100-132 August 4, 2004     $760,000

007       Installation of Ground Screen     September 4, 2004  $760,000

008       Final Installation Complete       November 4, 2004   $243,247

009       Profit Adjustment                 November 4, 2004   $To be Determined


                                     10.b-11

Milestone 001 and Milestone 002 for " Mobilization and Transportation" and "Authorization to Proceed" respectively, will be invoiced upon completion of Milestones.

Milestones #003 through #006 for "Installation of Antenna numbers 1 through 132" will be invoiced by APC on a per unit basis at $23,000 per complete antenna installed. The number of units invoiced for each milestone will be based on actual number of units completed at that point in time.

Milestone #007 for "Installation of Ground Screen" will be paid in one lump sum invoice. Completion criteria for invoice purposes will be when a "Travelers Checklist" has been completed by both APC and BAE Quality Assurance personnel, and BAE Quality Assurance personnel has approved work as being satisfactory or completed.

In accordance with the provisions of this Agreement and conditioned upon satisfactory performance of Subcontractor's obligations hereunder, BAE SYSTEMS ATI will pay ninety percent (90%) of the approved amounts of Subcontractor's interim payment vouchers within sixty (60) days after BAE SYSTEMS ATI's receipt thereof at the aforementioned address; except that if BAE SYSTEMS ATI, in good faith, disputes and does not approve an item billed BAE SYSTEMS ATI will notify Subcontractor of the portion disputed and withhold payment thereof until settlement of the dispute. Such right of BAE SYSTEMS ATI to withhold such payments shall not constitute or imply acceptance of the Work or Deliverables

BAE SYSTEMS ATI will have no direct or indirect obligation to pay, reimburse or otherwise bear any rates, costs, expenses or other charges or amounts whatsoever, except as agreed to herein; it being understood that all of Subcontractor's work shall be performed by Subcontractor at Subcontractor's sole cost, risk and expense, except as otherwise expressly agreed to in writing.

Final Payment under this subcontract shall be predicated upon receipt and acceptance by BAE SYSTEMS ATI of all performance and Deliverables called for hereunder; final accounting for and disposition of government property; the assignment to BAE SYSTEMS ATI of any refunds; and the release discharging BAE SYSTEMS ATI from liabilities.

G-2     PAYMENT AND CORRESPONDENCE ADDRESS

Payment under this subcontract shall be made to:
                               Antenna Products Corporation
                               ACCT# 600058164
                               C/O Frost National Bank
                               PO Box 164009
                               Fort Worth, TX 76161-4009

G-3     CONTRACT ADMINISTRATION

The BAE SYSTEMS ATI Contract Administrator shall be the only individual authorized to direct and/or redirect the effort or in any way amend any of the terms of this subcontract other than those instances specifically delegated to an Administrative Contracting Officer, or a Termination Contracting Officer, by a General Provision of this subcontract. No verbal statement of any person whomsoever shall, in any manner or degree, modify or otherwise affect the terms of this subcontract. In the event effects any such change at the direction of

                                     10.b-12
any person other than the BAE SYSTEMS ATI Contract Administrator, the change will be considered to have been made without administrative authority and no adjustment will be made in the authorized funding to cover any increase in costs incurred as a result thereof.

G-4     POINTS OF CONTACT

The individuals identified below may be contacted for contractual and technical administration of this Subcontract. Any notices consents or approvals required or permitted by this Agreement shall be in writing and shall be given to the contractual Point of Contact or to such other address as the party to receive the same shall have designated to the other party hereto.

BAE SYSTEMS ATI:
Contractual                             Technical
-----------                             ---------
Name: Anthony Pugh                      Name: Dr. Rob Jacobsen
Title: Contract Administrator           Title: Program Manager
Voice: 202-223-8808                     Voice: 202-223-8808
FAX: 202-223-1377                       FAX: 202-223-1377
E-mail: Anthony.pugh@baesystems.com     E-mail: jacobsen@baesystems.com
        ---------------------------             -----------------------
                                        Quality Assurance
                                        Name: Paul Darling
                                        Title: Assistant Program Manager
                                        Voice: 202-223-8808
                                        FAX: 202-223-1377
                                        E-mail: paul.darling@baesystems.com
                                                ---------------------------
SUBCONTRACTOR:
Contractual                                 Technical
-----------                                 ---------
Name:   Ron Chandler                        Name:   Ron Chandler
Title:  VP Contracts                        Title:  VP Contracts
Voice:  940-325-3301                        Voice:  940-325-3301
FAX:    940-325-0716                        FAX:    940-325-0716
E-mail: chandler@antennaproducts.com        E-mail: chandler@antennaproducts.com
        ----------------------------                ----------------------------
G-5     PROGRAM MANAGER

Performance  under the work  hereunder is subject to the technical  direction of
BAE SYSTEMS ATI's Program Manager or his designee. If the Program Manager assigns a designee, such designee shall be identified in a written correspondence signed by the BAE SYSTEMS ATI Contract Administrator and provided to the Subcontractor Contractual Point of Contact as identified in Section G-4 of this Agreement. For the purpose of this clause, technical direction includes the following:
        (a) Direction  to  the  Subcontractor  that shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work.
        (b) Guidelines to the Subcontractor that assist in the interpretation of drawings, specifications or technical portions of work description.

The Program Manager and his designee do not have the authority to issue any direction under this contract, either technical or otherwise, that increases BAE SYSTEMS ATI's financial obligation hereunder.

                                     10.b-13

H-1   CLAIMS AGAINST SUBCONTRACTOR         H-4   ENVIRONMENTAL FIELD OFFICER
If notification of any claim against BAE SYSTEMS ATI shall provide an the subcontractor arising out of on-site Environmental Field Officer labor or materials furnished to the (EFO) during regular business hours project has been made to BAE SYSTEMS (Monday through Friday, 8:00 AM - ATI, BAE SYSTEMS ATI may, at their 4:30 PM) while operations are discretion, withhold sufficient funds underway. The duties of the EFO shall from any payments to cover the cost be to oversee site operation with of any such claims pending their regards to compliance with NEPA, settlement to the satisfaction of BAE permit requirements, and applicable SYSTEMS ATI. BAE SYSTEMS ATI shall state and federal requirements. The have the right at any time to make EFO shall have the authority to stop payments due under this Agreement by any work that is deemed hazardous to
means    of    joint     checks    to      the   environment.   The  EFO   shall
Subcontractor or directly to any of conduct and Environmental Orientation the laborers, suppliers or briefing for all Subcontractor
Subcontractors directly.                   personnel  prior to their  working on
                                           the site.
H-2   DUST CONTROL
The     Subcontractor     shall    be      H-5   ENVIRONMENTAL IMPACTS
responsible    for   providing   dust      The   Subcontractor   shall   conduct
control   measures   as  required  or      operations   in  a  manner  to  avoid
directed   by  the  BAE  SYSTEMS  ATI      unnecessary  environmental impacts in
Program Manager or his Designee.           accordance with applicable  state and
                                           federal  government agency standards.
H-3 EMPLOYEE SITE - EEO ORIENTATION Any environmental damage caused by The BAE SYSTEMS ATI Environmental the Subcontractor's negligence shall field Officer shall provide all be repaired by the Subcontractor at
Subcontractor   management  personnel      no expense  to BAE  SYSTEMS  ATI.  No
working at the site with an camp fires shall be permitted at or orientation, prior to their working near the sites. Any oil products on the site, on project objectives, spilled by the Subcontractor as a safety concerns, environmental rules, result of operations shall be removed and affirmative action guidelines. to the applicable government agency's The subcontractor shall provide satisfaction. Subcontractor shall awareness training to employees on have present, at the site, absorbent cultural value issues sensitive to material in sufficient quantity to
Native Americans. Archaeological, absorb any potential pollutants. cultural, subsistence and other Subcontractor shall submit an Oil environmental concerns shall be Spill Contingency Plan, if required, specifically addressed. The in accordance with applicable Subcontractor shall flow down the EEO federal, state, and local laws and orientation information to the regulations, to BAE SYSTEMS ATI.
Subcontractor's employees including Subcontractor shall be responsible any lower tier subcontractor for leaving the site clean and personnel working at the site. The garbage free. The Subcontractor shall Subcontractor shall instruct comply with the applicable Subcontractor employees and lower regulations of federal, state,, or tier subcontractors that hunting and local statutes related to the
fishing  on the  project  site and on      environment  and the  prevention  and
native lands adjacent to the project,      abatement of pollution.
prohibited,   and  that  no  firearms
shall be allowed on the site.              H-6   EXCUSABLE DELAYS




                                     10.b-14

Except for defaults of Subcontractor SYSTEMS ATI or others for any payment at any tier, Subcontractor shall not or otherwise, if Subcontractor is be in default because of any failure found by the United States to perform this subcontract under its Government, on the basis of a terms if the failure arises from compliance review, not able to comply causes beyond the control and without with the provisions of the Equal the fault or negligence of Opportunity regulations clause Subcontractor. Examples of these incorporated herein and the Equal causes are (1) acts of God or of the Opportunity regulations of the
public   enemy,   (2)   acts  of  the      Government.
Government in either its sovereign or
Contractual capacity,  (3) fires, (4)      H-10  FURTHER ASSURANCES
floods, (5) epidemics, (6) quarantine Subcontractor will, and will cause restrictions (7) strikes, (8) freight its employees, officers, agents and embargoes, and (9) unusually severe representatives to, prepare and weather. In each instance, the execute at the executing party's failure to perform must be beyond the expense, and will deliver, at the
control  and  without  the  fault  or      reasonable  request  of  BAE  SYSTEMS
negligence of Subcontractor. ATI, any and all documents or "Default" includes failure to make instruments reasonably necessary or
progress   in  the   work  so  as  to      appropriate  to create,  evidence  or
endanger performance.                      confirm  the  grant,   discharge,  or
                                           release,  as the case may be,  of any
H-7   EXAMINATION OF COSTS                 right interest or obligation acquired
For   the   purpose   of   evaluating      by BAE SYSTEMS  ATI  pursuant to this
Subcontractor's costs with respect to      Agreement.
requests  for  change  proposal,  and
proposal for  follow-on  procurement,      H-11  GOVERNMENT PROPERTY
Subcontractor agrees that BAE SYSTEMS BAE SYSTEMS ATI shall retain title to ATI may subject such proposals, all property furnished to and requests or reports and related utilized by Subcontractor in financial data to analysis type performance of this subcontract. examination. For such purposes, Subcontractor shall label, maintain, Subcontractor must make available all and dispose of BAE SYSTEMS ATI's data supporting direct costs to BAE property, including scrap, according
SYSTEMS   ATI,   DCAA  or  an   other      to   BAE   SYSTEMS    ATI's   written
authorized government official.            direction, and Subcontractor shall be
                                           responsible for all loss or damage to
H-8   EXISTING UTILITIES                   BAE   SYSTEMS   ATI's   property   in
The subcontractor shall be Subcontractor's possession. This responsible for verifying the clause does not govern locations of existing utilities prior Subcontractor's handling, use, to the commencement of work and shall maintenance or disposal of protect the utilities during the work Government-furnished property that of this subcontract. Any damage to or may come into Subcontractor's interference with an existing utility possession during Subcontractor's during the work of this subcontract performance of this subcontract; such shall be reported immediately to the handling, use, maintenance or
Site Supervisor.                           disposal    is    governed   by   the
                                           government  furnished property clause
                                           in Section I of this subcontract.
H-9   FAILURE TO COMPLY WITH EQUAL
OPPORTUNITY REGULATIONS                    H-12  INSURANCE
This Subcontract may be canceled by The following kinds and minimum BAE SYSTEMS ATI up to 30 days after amounts of insurance are required
award  and  without  liability to BAE      during   the   performance   of  this

                                     10.b-15

                                                    Subcontract No. 508-04-167

contract:                                        against  BAE  SYSTEMS  ATI  and
  (a) Worker's    Compensation    and            agents,   employees,   invites,
      Employer's Liability Insurance;            subcontractors,       insurers,
                                                 underwriters   and  other  such
      (i) The amount  required by the            parties as BAE  SYSTEMS ATI may
          state   where   performance            designate.
          will  occur,  under  appli-
          cable Worker's Compensation        (f) Subcontractor   shall   furnish
          and   occupational  disease            Certificate of Insurance to BAE
          statutes.                              SYSTEMS  ATI   evidencing   the
                                                 insurance   required  hereunder
      (ii)Employer's        liability            and upon  request.  BAE SYSTEMS
          insurance  in  the  minimum            ATI may examine  true copies of
          amount of $1,000,000 person            the   actual   policies.   Each
          and $1,000,000 per accident            certificate  shall provide that
  (b) General   Liability  Insurance:            thirty (30) days prior  written
      Bodily injury,sickness or death            notice  shall  be  given to BAE
      liability    coverage   on  the            SYSTEMS  ATI  in the  event  of
      comprehensive form of policy at            cancellation or material change
      $1,000,000  per  occurrence and            in polices occurs.
      $1,000,000  for  loss or damage        (g) All policies  shall be endorsed
      to  property in one occurrence.            to  provide  that there will be
  (c) Automobile Liability Insurance:            no recourse against BAE SYSTEMS
      Coverage   shall   be   on  the            ATI for payment of premium.
      comprehensive  form  of  policy        (h) Subcontractor shall require all
      covering  owned,  no-owned  and            subcontractors'    to   obtain,
      hired   vehicles  used  by  the            maintain,  and  keep in  force,
      Subcontractor. The policy shall            during  the time in which  they
      provide  for   bodily    injury            are   engaged   in   performing
      and property  damage  liability            services  hereunder,   adequate
      covering  the  operation of all            insurance      coverage      in
      vehicles  used  in   connection            accordance with Subcontractors'
      with       performing       the            normal practice and furnish BAE
      subcontract.   Policies   shall            SYSTEMS ATI acceptable evidence
      provide  coverage  of  at least            of such insurance.
      $1,000,000    applicable     to        (i) BAE  SYTEMS  ATI  shall  not be
      bodily   injury,   sickness  or            liable for loss or  damage,  to
      death   of   any   one  person,            equipment,     supplies,    and
      $1,000,000  per  occurrence for            materials   belonging   to  the
      more  than  one   person,   and            Subcontractor or used on behalf
      $1,000,000   for   loss  of  or            of      Subcontractor       for
      damage to property in  any  one            Subcontractor's     performance
      occurrence.                                hereunder.     Any    insurance
  (d) The    amount   of    liability            policies       carried       by
      coverage   on  other   policies            Subcontractor or third party on
      shall be commensurate  with any            said  equipment,  supplies  and
      legal   requirements   of   the            materials   shall  provide  for
      locality and sufficient to meet            waiver of  underwriter's  right
      normal and customary claims.               to   subrogation   against  BAE
  (e) All policies  shall be endorsed            SYSTEMS ATI.
      to  provide  that  underwriters        (j) It  is  expressly   agreed  and
      and   insurance   companies  of            understood  that  the  cost  of
      Subcontractor  shall  not  have            premiums  and  deductibles  for
      any   right   of    subrogation            insurance   described  in  this

                                     10.b-16

                                                    Subcontract No. 508-04-167

      Agreement is a non-reimbursable      H-16  NOTIFICATION    OF   DEBARMENT/
      cost.                                      SUSPENSION STATUS
  (k) Primary   Insurance   -  It  is      Subcontractor shall provide immediate
      hereby  understood  and  agreed      notice   to  the  BAE   SYSTEMS   ATI
      that any  coverage  provided by      Contract  Administrator  in the event
      BAE SYSTEMS ATI by of being suspended, debarred or Subcontractor's insurance under declared ineligible by any Department this Agreement is primary or other Federal Agency or upon
      insurance    shall    not    be      debarment  from  another  DoD Agency,
      considered         contributory      during   the   performance   of  this
      insurance  with  any  insurance      subcontract.
      policies of BAE SYSTEMS ATI.
  (l) By so  specifying,  BAE SYSTEMS      H-17  OFF-DUTY EMPLOYMENT
      ATI  may   require   additional      Subcontractor  agrees  not to  employ
      types of insurance.                  any person who is an  employee of the
  (m) These  insurance  provisions in      United  States   Government,   either
      no way affect the liability of civilian or military, without Subcontractor as stated assuring that the employees have
      elsewhere in this Agreement.         complied  with  all  the  appropriate
                                           Department  of  Defense   Regulations
H-13  LIGHTING                             pertaining to off-duty employment for
Subcontractor   be  responsible   for      Government personnel.
providing   adequate   lighting,   if
required,   to  accomplish  the  work      H-18  PERMITS
under this Subcontract. Lighting The Government has provided BAE shall wash down on the immediate work SYSTEMS ATI with the U.S. Army Corps area. No lighting shall be directed Engineers 404 permits for the work which will illuminate distant area, and all work shall be completed objects. Lighting shall be turned off in accordance with that permit. during daylight hours and non-working Responsibility for obtaining any
periods.                                   other   permits   required   for  the
                                           performance   of  work   under   this
H-14 LIMITATION OF FUNDS (NOT subcontract shall be the APPLICABLE TO FIRM FIXED PRICE responsibility of the Subcontractor.
      CONTRACTS)                           Failure  to  notify  the  appropriate
Not used.                                  agencies   as  required  by  federal,
                                           state or local regulations or permits
H-15  NATIONAL CODES                       may   be   a   violation    of   said
The following codes are hereby regulations or permits. Any penalties incorporated into the subcontract by assessed resulting from such reference, with the same force and violation shall be on the account of
effect as if it were provided in full      the Subcontractor.
text.
  (a) Uniform Building Code (UBC)          H-19  PERFORMANCE AND PAYMENT BOND
  (b) Uniform Mechanical Code (UMC)        Subcontractor   shall   furnish   BAE
  (c) Uniform Plumbing Code (UPC)          SYSTEMS ATI a Performance and Payment
  (d) National Electrical Code (NEC)       Bond  in  the  full   amount  of  the
  (e) Americans with Disabilities Act      contract and shall  maintain the bond
      (ADA)                                in force  during the  continuance  of
  (f) National    Fire     Protection      this   subcontract    including   the
      Association (NFPA)                   warranty  period.  The Bond  shall be
                                           for the faithful  performance of this



                                     10.b-17

                                                    Subcontract No. 508-04-167

subcontract in all respects acquisition of substantially all of including, but not limited to, the business and assets of the payments for all material and labor. assigning party relating to the All alterations extensions of time, subject matter of this subcontract.
additional work and other changes This right shall be retained provided authorized by the Subcontract that such successor shall expressly Documents may be made without assume all the obligations and securing the consent of the Surety or liabilities of the assigning party Sureties. The Bond shall be with a good and sufficient corporate surety under this subcontract, and that the acceptable to BAE SYSTEMS ATI and assigning party shall remain liable Power of Attorney for the person and responsible to the other party signing the Bond for the Surety must hereto for the performance and
be  submitted   with  the  Bond.  BAE      observance of all such obligations.
SYSTEMS ATI Inc. shall provide to the
subcontractors      bonding     agent      H-21  SAFETY
notification of contract completion The Subcontractor shall be no later than 45 days after responsible for safety related to and
completion   of  all   work   by  the      during  prosecution  of the  work and
subcontractor,   excluding  any  work      shall ensure that its  employees  and
which  may  be  performed  under  the      employees of its  Subcontractors  are
warranty period.                           notified  of and observe and abide by
                                           all  safety   regulations   and  laws
                                           including,  but not  limited to State
H-20  RESPONSIBILITY FOR PERFORMANCE       of Alaska General  Safety Code,  U.S.
BAE SYSTEMS ATI issuance of this Department of Labor Safety and Health subcontract is based in part on BAE Act of 1970, including, any revisions SYSTEMS ATI's reliance upon of the foregoing, that may hereafter Subcontractor's ability, expertise be applicable, and all applicable
and   knowledge   of   the   expected      safety  regulations.  Said  laws  and
construction       project,       and      regulations  are  designed as minimum
Subcontractor's continuing compliance      requirements  for the  Subcontractor,
with all applicable laws and and the Subcontractor shall take any regulations during the performance of additional precautions necessary or this subcontract. Subcontractor shall proper under the circumstances to not, by contract, operation of law, prevent injury or death to persons or otherwise, assign any of its and/or damage to property. Neither rights or interest in this compliance with such laws and subcontract, or delegate any of its regulations by Subcontractor nor BAE duties or obligations under this SYSTEMS ATI's approval of any actions subcontract, including but not or procedures of the Subcontractor as limited to any right to monies due or provided herein, shall relieve the to become due, without BAE SYSTEMS Subcontractor of its obligations to
ATI's  prior  written   consent.   No      always  use due  care  in  performing
assignment,       delegation,      or      services under this subcontract.
subcontracting by Subcontractor, with
or without BAE SYSTEMS ATI's consent, The Subcontractor shall immediately shall relieve Subcontractor of any of notify BAE SYSTEMS ATI and, as soon its obligations under this thereafter as is practicable, furnish subcontract. Not withstanding the BAE SYSTEMS ATI with a written report foregoing, either party shall have of any damage to property and/or the right to assign this subcontract injury to, or death of, persons which to any successor of such party of way occurs in connection with or is in
of  merger  or  consolidation  or the      any way related to the  execution  of
                                           services under this subcontract.

                                     10.b-18

                                                    Subcontract No. 508-04-167

H-22  SECURITY                             in  their  work,   and  assuring  the
The subcontractor shall be quality of their products. responsible for the physical security Subcontractor shall select, supervise of all aspect of its operations. and exercise control and director Access to the HAARP site shall be over its employees under this limited to employees working on the Subcontract. Subcontractor shall not contract. An existing gate across the supervise, direct or control the access road prevents unauthorized use activities of BAE SYSTEMS ATI of the access road to the Operations personnel. Except as may be otherwise Center. The Subcontractor shall expressly specified herein, maintain secure access during work Subcontractor shall provide all hours to preclude unauthorized entry necessary administrative and other
in the site and ensure  that the gate      support to its employees.
or vehicular barrier is locked at all
times when work is not underway. Keys      H-25  SUBCONTRACTING RESTRICTIONS
to the gate can be obtained  from BAE      Subcontractor     may    not    issue
SYSTEMS ATI.                               second-tier  subcontracts to business
                                           concerns that have been debarred from
H-23  SERVICE CONTRACT ACT -STATEMENT      contracting with the U.S. Government.
OF EQUIVALENT RATES                        Nor  shall  the  Subcontractor  issue
                                           second-tier  subcontracts  to foreign
The following FAR clause  applies and      owned business concerns.
is provided  in full text:  52.222-42
STATEMENT  OF  EQUIVALENT  RATES  FOR      H-26  TRASH AND WASTE
FEDERAL HIRES (MAY 1989) In All trash and waste shall be hauled compliance with the Service Contract offsite and properly disposed of in a
Act of  1965,  as  amended,  and  the      landfill  approved  for  operation by
Regulations of the Secretary of Labor      the  governmental   authority  having
(29  CFR   part   4),   this   clause      jurisdiction.
identifies  the  classes  of  service
employees  expected  to  be  employed      H-27  WATER AND SANITARY SERVICES
under the contract and states the All water and sanitary services wages and fringe benefits payable to required in the performance of this
each if  they  were  employed  by the      work   shall  be   provided   by  the
contracting  agency  subject  to  the      Subcontractor. The existing water and
provisions of 5 U.S.C. 5341 or 5332.       sanitary services at the project site
                                           will    not    be    available    for
This  statement  is  for  Information      Subcontractor's use.
Only:    It   is   not    for    Wage
Determination
-------------- ----------------------
EMPLOYEE CLASS MONETARY WAGE-FRINGE
BENEFITS
-------------- ----------------------
-------------- ----------------------
-------------- ----------------------
-------------- ----------------------

H-24  SUBCONTRACTOR PERSONNEL
Subcontractor  shall  be  responsible
for selecting  personnel who are well
qualified  to  perform  the  required
services, supervising techniques used


                                     10.b-19

                                                    Subcontract No. 508-04-167

    SECTION I          GENERAL PROVISIONS AND FAR FLOWDOWN PROVISIONS
--------------------------------------------------------------------------------
SECTION I : GENERAL PROVISIONS            21 New Materials
------------------------------            22 Offset Credit/Cooperation
1  Acceptance of Contract/Terms and       23 Packing and Shipment
   Conditions                             24 Payments, Taxes, And Duties
2  Applicable Laws                        25 Precedence
3  Assignment                             26 Priority Rating
4  Changes                                27 Quality Control System
5  Commercial Computer Software           28 Release of Information
6  Communication with BAE SYSTEMS         29 Stop Work Order
   Customer                               30 Severability
7  Contract Direction                     31 Survivability
8  Default                                32 Termination for Convenience
9  Definitions                            33 Timely Performance
10 Disputes                               34 Waiver, Approval , And Remedies
11 Export  Control                        35 Warranty
12 Extras
13 Furnished Property                     SECTION II:  FAR FLOWDOWN PROVISIONS
14 Gratuities/Kickbacks                   ------------------------------------
15 Independent Contractor                 A  Incorporation of FAR Clauses
   Relationship                           B  Government Subcontract
16 Information of BAE SYSTEMS             C  Notes
17 Information of Seller                  D  Amendments Required by Prime
18 Inspection and Acceptance                 Contract
19 Insurance/Entry of BAE SYSTEMS         E  Preservation of the Government's
   Property                                  Rights
20 Intellectual Property                  F  FAR Flowdown Clauses


SECTION 1. GENERAL PROVISIONS                     hereby  objected   to  by  BAE
-----------------------------                     SYSTEMS  and  have  no  effect
1. ACCEPTANCE  OF  CONTRACT/TERMS AND             unless accepted  in writing by
   CONDITIONS                                     BAE SYSTEMS.
   (a) This    Contract   integrates,
       merges,  and   supercedes  any      2. APPLICABLE LAWS
       prior  offers,   negotiations,         (a) This    Contract    shall   be
       and agreements concerning  the             governed by  and  construed in
       subject   matter  hereof   and             accordance  with  the  laws of
       constitutes     the     entire             the    State    of    Delaware
       agreement between the  Parties             excluding  its choice of  laws
                                                  rules,    except    that   any
   (b) SELLER's       acknowledgment,             provision   in   this Contract
       acceptance   of   payment,  or             that is  (i)  incorporated  in
       commencement  of  performance,             full text or by reference from
       shall   constitute    SELLER's             the     Federal    Acquisition
       unqualified acceptance of this             Regulation   (FAR);   or  (ii)
       Contract.                                  incorporated in  full  text or
                                                  by reference  from any  agency
   (c) Additional or differing  terms             regulation  that implements or
       or  conditions   proposed   by             supplements  the FAR or: (iii)
       SELLER or included in SELLER's             that is substantially based on
       acknowledgement   hereof   are             any such agency regulation  or


                                     10.b-20

                                                    Subcontract No. 508-04-167

       FAR   provision,   shall    be             (4) In  the    event   it   is
       construed   and    interpreted                 determined  that  the Work
       according   to   the   federal                 is not a  Commercial  Item
       common    law   of  government                 as defined  at  FAR 2.101,
       contracts as  enunciated   and                 then SELLER  agrees   that
       applied   by  federal judicial                 the corresponding   agency
       bodies, boards  of   contracts                 flowdowns     shall     be
       appeals,   and  quasi-judicial                 applicable     to     this
       agencies    of   the   federal                 Contract, in lieu of these
       Government.                                    terms   and    conditions,
                                                      effective  as  of the date
   (b) (1) SELLER  agrees  to  comply                 of this Contract
           with all applicable  laws,
           orders,rules, regulations,         (c) SELLER  represents  that  each
           and ordinances.                        chemical             substance
                                                  constituting or  contained  in
       (2) If:  (i)   BAE    SYSTEMS'             Work    sold   or    otherwise
           contract price  or  fee is             transferred   to  BAE  SYSTEMS
           reduced; (ii) BAE SYSTEM's             hereunder  is  on  the list of
           costs are determined to be             chemical   substances compiled
           unallowable;   (iii)   any             and    published    by     the
           fines,    penalties     or             Administrator      of      the
           interest are  assessed  on             Environmental       Protection
           BAE SYSTEMS;  or (iv)  BAE             Administration pursuant to the
           SYSTEMS incurs  any  other             Toxic Substances  Control  Act
           costs  or  damages;  as  a             (15 U.S.C. Sec.  2601 et seq.)
           result of any violation of             as amended.
           applicable  laws,  orders,
           rules,  regulations,    or         (d) SELLER shall  provide  to  BAE
           ordinances  by SELLER, its             SYSTEMS with each delivery any
           officers,       employees,             Material  Safety   Data  Sheet
           agents,    suppliers    or             applicable  to  the   Work  in
           subcontractors   at    any             conformance      with      and
           tier,  BAE   SYSTEMS   may             containing such information as
           proceed as provided for in             required by  the  Occupational
           (3) below.                             Safety and Health Act  of 1970
                                                  and   regulations  promulgated
       (3) Upon the occurrence of any             there  under,  or   its  state
           of   the     circumstances             approved counterpart.
           identified in  (2)  above,
           BAE  SYSTEMS  may  make  a      3. ASSIGNMENT
           reduction of corresponding         Any    Assignment    of   SELLER's
           amounts (in  whole  or  in         contract  rights or  delegation of
           part) in the price,  or in         duties shall be void, unless prior
           the costs and fee, of this         written  consent  is  given by BAE
           Contract  or   any   other         SYSTEMS.   However,   SELLER   may
           contract  with SELLER,  or         assign  rights to be paid  amounts
           may demand   payment   (in         due,   or  to  become  due,  to  a
           whole or in  part)  of the         financing   institution   if   BAE
           corresponding     amounts.         SYSTEMS is  promptly  furnished  a
           SELLER shall  promptly pay         signed  copy  of  such  assignment
           amounts so demanded.               reasonable  in  advance of the due



                                     10.b-21

                                                    Subcontract No. 508-04-167

   date  for   payment  of  any  such             "Disputes"   clause   of  this
   amounts.  Amounts  assigned  to an             Contract.   However,   nothing
   assignee   shall  be   subject  to             contained  in  this  "Changes"
   setoffs  or  recoupment   for  any             clause  shall  excuse   SELLER
   present  or  future  claims of BAE             from proceeding  without delay
   SYSTEMS   against   SELLER.    BAE             in  the  performance  of  this
   SYSTEMS  shall  have the  right to             Contract as changed.
   make settlements and/or adjustment
   in  price  without  notice  to the      5. COMMERCIAL COMPUTER SOFTWARE
   assignee.                                  (a) As  used   in   this   clause,
                                                  "restricted computer software"
4. CHANGES                                        means    computer     program,
   (a) The  BAE  SYSTEMS  Procurement             computer    data   base,    or
       Representative   may   at  any             documentation   thereof,  that
       time, by written  notice,  and             has been  developed at private
       without  notice to sureties or             expense  and either is a trade
       assignees, make changes within             secret,   is   commercial   or
       the  general   scope  of  this             financial and  confidential or
       Contract in any one or more of             privileged,  or  is  published
       the  following:  (i) drawings,             and copyrighted, and so marked
       designs   or   specifications;             when  delivered  or  otherwise
       (ii)  method  of  shipping  or             furnished.
       packing;    (iii)   place   of
       inspection,    acceptance   or         (b) Notwithstanding any provisions
       point  of  deliver;  and  (iv)             to the  contrary  contained in
       delivery schedule.                         any     SELLER's      standard
                                                  commercial  license  or  lease
   (b) If any such  change  causes an             agreement,  SELLER agrees that
       increase  or  decrease  in the             the    restricted     computer
       cost of, or the time  required             software  delivered under this
       for,  performance  of any part             Contract   shall  provide  the
       of this Contract,  BAE SYSTEMS             following    rights   to   BAE
       shall   make   an    equitable             SYSTEMS     and    the    U.S.
       adjustment   in  the  Contract             Government.
       price     and/or      delivery
       schedule,   and   modify   the             (1) The  restricted   computer
       Contract accordingly.  Changes                 software may be:
       to the delivery  schedule will                 (i)  Used  or  copied  for
       be    subject   to   a   price                      use  in or  with  the
       adjustment only.                                    computer or computers
                                                           for   which   it  was
   (c) Any  claim  for  an  equitable                      acquired,   including
       adjustment  by SELLER  must be                      use at any Government
       submitted  in  writing  to BAE                      installation to which
       SYSTEMS   within  thirty  (30)                      such    computer   or
       days  from the date of  notice                      computers    may   be
       of  the  change,   unless  the                      transferred;
       Parties  agree in writing to a
       longer period.                                 (ii) Used  or  copied  for
                                                           use  in  or   with  a
   (d) Failure   to   agree   to  any                      backup   computer  if
       adjustment  shall be  resolved                      any    computer   for
       in    accordance    with   the                      which it was acquired
                                                           is inoperative;

                                     10.b-22

                                                    Subcontract No. 508-04-167

           (iii)Reproduced        for             furnished under this Contract,
                safekeeping                       shall  have no  liability  for
                (archives)  or backup             any release or  disclosure  of
                purposes;                         such    commercial    computer
                                                  software  that are not  marked
           (iv) Modified, adapted, or             to indicate that such software
                combined  with  other             are  licensed  data subject to
                computer    software,             use,             modification,
                provided   that   the             reproduction,         release,
                modified,   combined,             performance,    display,    or
                or  adapted  portions             disclosure restrictions.
                of   the   derivative
                software                   6. COMMUNICATION  WITH  BAE   SYSTEMS
                incorporating  any of         CUSTOMER
                the        delivered,         BAE   SYSTEMS   shall  be   solely
                restricted   computer         responsible  for all  liaison  and
                software   shall   be         coordination  with the BAE SYSTEMS
                subject  to the  same         customer,   including   the   U.S.
                restrictions      set         Government,   as  it  affects  the
                forth     in     this         applicable  Prime  Contract,  this
                Contract;                     Contract,    and    any    related
                                              contract.
           (v)  Disclosed    to   and
                reproduced for use by      7. CONTRACT DIRECTION
                support       service         (a) Only    the    BAE     SYSTEMS
                contractors  or their             Procurement Representative has
                subcontractors,                   authority    to   amend   this
                subject  to the  same             Contract. Such amendments must
                restrictions      set             be in writing.
                forth     in     this
                Contract and                  (b) BAE  SYSTEMS  engineering  and
                                                  technical  personnel  may from
           (vi) Used  or  copied  for             time to time render assistance
                use in or transferred             or give  technical  advice  or
                to   a    replacement             discuss or effect an  exchange
                computer.                         of  information  with SELLER's
                                                  personnel  concerning the Work
   (c) Release  from  liability.  The             hereunder.  Such actions shall
       SELLER    agrees    that   the             not be  deemed  to be a change
       Government  and  BAE  SYSTEMS,             under the "Changes"  clause of
       and other  persons to whom the             this Contract and shall not be
       Government  or BAE SYSTEMS may             the   basis   for    equitable
       have   released  or  disclosed             adjustment.
       commercial  computer  software
       delivered     or     otherwise










                                     10.b-23

                                                   Subcontract No. 508-04-167

   (c) Except as  otherwise  provided      9. DEFINITIONS
       herein,   all  notices  to  be
       furnished  by the SELLER shall         The following terms shall have the
       be  sent  to the  BAE  SYSTEMS         meanings set forth below:
       Procurement Representative.
                                              (a) "Buyer"   means  BAE   SYSTEMS
8. DEFAULT                                        Advanced  Technologies,   Inc.
   (a) BAE   SYSTEMS,    by   written             (BAE SYSTEMS ATI).
       notice,   may  terminate  this
       Contract for default, in whole         (b) "Contract"      means      the
       or in part, if SELLER fails to             instrument   of   contracting,
       comply  with any of the  terms             such   as   "PO",    "Purchase
       of  this  Contract,  fails  to             Order",  or  other  such  type
       make   progress   so   as   to             designation,   including   all
       endanger  performance  of this             referenced documents, exhibits
       Contract,  or fails to provide             and   attachments.   If  these
       adequate  assurance  of future             terms   and   conditions   are
       performance. Seller shall have             incorporated  into a  "master"
       ten (10) days (or such  longer             agreement  that  provided  for
       period  as  BAE   SYSTEMS  may             releases,  (in  the  form of a
       authorize  in writing) to cure             Purchase  Order or other  such
       any such failure after receipt             document) the term  "Contract"
       of  notice  from BAE  SYSTEMS.             shall  also  mean the  Release
       Default   involving   delivery             document  for  the  Work to be
       schedule  delays  shall not be             performed.
       subject to the cure provision.
                                              (c) "Customer"  means any customer
   (b) BAE   SYSTEMS   shall  not  be             of  BAE   SYSTEMS   ATI,   any
       liable   for  any   Work   not             subsequent owner,  operator or
       accepted; however, BAE SYSTEMS             user  of  the  Goods  and  any
       may require  SELLER to deliver             other individual, partnership,
       to BAE  SYSTEMS  any  supplies             corporation   or   person   or
       and  materials,  manufacturing             entity  which has or  acquires
       materials,  and  manufacturing             any   interest  in  the  Goods
       drawings   that   SELLER   has             from,  through  or  under  BAE
       specifically    produced    or             SYSTEMS ATI.
       acquired  for  the  terminated
       portion of this Contract.  BAE         (d) "FAR"    means   the   Federal
       SYSTEMS and SELLER shall agree             Acquisition Regulation, issued
       on the amount of  payment  for             as Chapter 1 of Title 48, Code
       these other deliverables.                  of Federal Regulations.

   (c) SELLER shall continue all Work         (e) "BAE   SYSTEMS"    means   BAE
       not terminated.                            SYSTEMS  CORPORATION,   acting
                                                  through   its   companies   or
   (d) If  after   termination  under             business  sites as  identified
       paragraph  (a),  it  is  later             on the face of this  Contract.
       determined that SELLER was not             If a  subsidiary  or affiliate
       in default,  such  termination             of BAE SYSTEMS  CORPORATION is
       shall be deemed a  Termination             identified  on the face of the
       of Convenience.                            Contract  then  "BAE  SYSTEMS"
                                                  means   that   subsidiary   or
                                                  affiliate.


                                     10.b-24

                                                   Subcontract No. 508-04-167

   (f) "SYSTEMS           Procurement         recourse to an action at law or in
       Representative"    means   the         equity.  Until final resolution of
       person   authorized   by   BAE         any  dispute   hereunder,   SELLER
       SYSTEMS' cognizant procurement         shall diligently  proceed with the
       organization   to   administer         performance  of this  Contract  as
       and/or execute this Contract.          directed by BAE SYSTEMS.

   (g) "Goods"   means   all   goods,      11.EXPORT CONTROL
       services,  data  software  and         (a) SELLER  agrees to comply  with
       other items furnished or to be             all  applicable   U.S.  export
       furnished  to BAE  SYSTEMS ATI             control laws and  regulations.
       under this Subcontract.                    Without      limiting      the
                                                  foregoing,  SELLER agrees that
   (h) "Government"     means     the             it  will  not   transfer   any
       government   of   the   United             export  controlled  item, data
       States.                                    or   services,    to   include
                                                  transfer  to  foreign  persons
   (i) "Prime   Contract"  means  the             employed  by or  services,  to
       Government    Contract   under             include  transfer  to  foreign
       which  this   Subcontract   is             persons    employed    by   or
       issued.                                    associated   with,   or  under
                                                  contract to SELLER or SELLER's
   (k) "PO" or  "Purchase  Order"  as             lower-tier suppliers,  without
       used    in    any     document             the  authority  of  an  Export
       constituting  a part  of  this             License or applicable  license
       Contract   shall   mean   this             exception.
       "Contract."
                                              (b) SELLER  agrees to  notify  BAE
   (l) "Seller"   means   the   Party             SYSTEMS  if  any   deliverable
       identified  on the face of the             under   this    Contract    is
       Contract with whom BAE SYSTEMS             restricted  by export  control
       is contracting.                            laws or regulations.

   (m) "Subcontract"  as  used in any         (c) SELLER    shall    immediately
       document  constituting  a part             notify    the    BAE    SYTEMS
       of this  Contract  shall  mean             Procurement  Representative if
       this "Contract".                           SELLER  is listed  any  Denied
                                                  Parties  List  or if  SELLER's
   (n) "Subcontractor"    means   the             export      privileges     are
       Party  identified  on the face             otherwise  denied suspended or
       of the Contract  with whom BAE             revoked in whole or in part by
       SYSTEMS is contracting.                    any U.S.  Government entity or
                                                  agency.
   (o) "Work"   means  all   required
       articles, materials, supplies,      12.EXTRAS
       goods,       and      services         Work  shall  not  be  supplied  in
       constituting    the    subject         excess of quantities  specified in
       matter of this Contract.               the  Contract.   Seller  shall  be
                                              liable for  handling  charges  and
10.DISPUTES                                   return   shipment  costs  for  any
   All disputes  under this  Contract         excess quantities.
   which  are  not   disposed  of  by
   mutual agreement may be decided by      13.FURNISHED PROPERTY


                                     10.b-25

                                                   Subcontract No. 508-04-167

   (a) BAE  SYSTEMS  may  provide  to             with  a view  toward  securing
       SELLER   property   owned   by             favorable   treatment   as   a
       either  BAE   SYSTMES  or  its             supplier.
       customer (Furnished Property).
       Furnished  Property  shall  be         (b) By  accepting  this  Contract,
       used only for the  performance             SELLER      certifies      and
       of this Contract.                          represents  that  it  has  not
                                                  made or solicited and will not
   (b) Title  to  Furnished  Property             make or solicit  kickbacks  in
       shall remain in BAE SYSTEMS or             violation  of FAR  52.203-7 or
       its  customer.   SELLER  shall             the  Anti-Kickback Act of 1986
       clearly   mark   (if   not  so             (41 USC 51-58),  both of which
       marked) all Furnished Property             are  incorporated   herein  by
       to show its ownership.                     this    specific    reference,
                                                  except that  paragraph  (c)(1)
   (c) Except for reasonable wear and             of  FAR  52.203-7   shall  not
       tear,    SELLER    shall    be             apply.
       responsible   for,  and  shall
       promptly  notify  BAE  SYSTEMS      15.INDEPENDENT CONTRACTOR
       of,   any   loss  or   damage.         RELATIONSHIP
       Without   additional   charge,         (a) Seller   is   an   independent
       SELLER shall manage, maintain,             contractor    in    all    its
       and     preserve     Furnished             operations    and   activities
       Property  in  accordance  with             hereunder.  The employees used
       good commercial practice.                  by  SELLER  to  perform   Work
                                                  under this  Contract  shall be
   (d) At   BAE   SYSTEMS'   request,             SELLER's employees exclusively
       and/or upon completion of this             without      any      relation
       Contract   the  SELLER   shall             whatsoever to BAE SYSTEMS.
       submit, in an acceptable form,
       inventory  lists of  Furnished         (b) SELLER  shall  be  responsible
       Property and shall  deliver or             for  any  costs  or   expenses
       make such  other  disposal  as             including attorney's fees, all
       may   be   directed   by   BAE             expenses of litigation  and/or
       SYSTEMS.                                   settlement,  and court  costs,
                                                  arising   from   any   act  or
   (e) The Government Property clause             omission   of   SELLER,    its
       contained  in Section II shall             officers,  employees,  agents,
       apply  in lieu  of  paragraphs             suppliers,  or  subcontractors
       (a)  through  (d)  above  with             at    any    tier,    in   the
       respect     to      Government             performance   of  any  of  its
       Furnished     Property,     or             obligations     under     this
       property    to    which    the             Contract.
       Government  takes  title under
       this Contract.                      16.INFORMATION OF BAE SYSTEMS
                                              Information    provided   by   BAE
14.GRATUITIES/KICKBACKS                       SYSTMES  to  SELLER   remains  the
   (a) Not gratuities (in the form of         property  of BAE  SYSTEMS.  SELLER
       entertainment,     gifts    or         agrees to comply with the terms of
       otherwise) or kickbacks  shall         any    Proprietary     Information
       be offered or given by SELLER,         Agreement  with BAE SYSTEMS and to
       to any employee of BAE SYSTEMS         comply   with   all    Proprietary



                                     10.b-26

                                                   Subcontract No. 508-04-167

   Information      markings      and         (d) SELLER  shall  not   re-tender
   Restrictive Legends applied by BAE             rejected      Work     without
   SYSTEMS   to   anything   provided             disclosing    the   corrective
   hereunder to SELLER. SELLER agrees             action taken.
   not  to  use   any   BAE   SYSTEMS
   provided   information   for   any      19.INSURANCE/ENTRY ON BAE SYSTEMS
   purpose  except  to  perform  this         PROPERTY
   Contract   and   agrees   not   to         In  the  event  that  SELLER,  its
   disclose such information to third         employees,        agents,       or
   parties    without   the   written         subcontractors  enter the  site(s)
   consent of BAE SYSTEMS.                    of BAE  SYSTEMS  or its  customers
                                              for any reason in connection  with
17.INFORMATION OF SELLER                      this Contract, then SELLER and its
   SELLER   shall  not   provide  any         subcontractors  shall  procure and
   Proprietary   Information  to  BAE         maintain  worker's   compensation,
   SYSTEMS without prior execution by         comprehensive  general  liability,
   BAE   SYSTEMS  of  a   Proprietary         bodily injury and property  damage
   Information Agreements.                    insurance in  reasonable  amounts,
                                              and such  other  insurance  as BAE
18.INSPECTION AND ACCEPTANCE                  SYSTEMS may require.  In addition,
   (a) BAE  SYTSTEMS and its customer         SELLER   and  its   subcontractors
       may   inspect   all   Work  at         shall   comply   with   all   site
       reasonable  times and  places,         requirements.     SELLER     shall
       including,  when  practicable,         indemnify  and hold  harmless  BAE
       during  manufacture and before         SYSTEMS, its officers,  employees,
       shipment. SELLER shall provide         and agents from any losses, costs,
       all  information,  facilities,         claims, causes of action, damages,
       and  assistance  necessary for         liabilities,     and     expenses,
       safe and convenient inspection         including   attorneys'  fees,  all
       without additional charge.             expenses  of   litigation   and/or
                                              settlement,  and court  attorneys'
   (b) No   such   inspection   shall         fees,  all expenses of  litigation
       relieve    SELLER    of    its         and/or   settlement,   and   court
       obligations   to  furnish  all         costs,   by  reason  of   property
       Work in  accordance  with  the         damage or loss or personal  injury
       requirements of this Contract.         to any  person  caused in whole or
       BAE SYSTEM's final  inspection         in   part   by  the   actions   or
       and  acceptance  shall  be  at         omissions of SELLER its  officers,
       destination.                           employees,  agents,  suppliers, or
                                              subcontractors.    SELLER    shall
   (c) If       SELLER       delivers         provide  BAE  SYSTEMS  thirty (30)
       non-conforming    Work,    BAE         days advance  written notice prior
       SYTEMS may;  (i) accept all or         to  the  effective   date  of  any
       part  of   such   Work  at  an         cancellation or change in the term
       equitable   price   reduction;         or  coverage  of any  of  SELLER's
       (ii)  reject  such  Work;   or         required insurance.  If requested,
       (iii)  make,  or  have a third         SELLER  shall send a  "Certificate
       part    make   all    repairs,         of  Insurance"   showing  SELLER's
       modifications, or replacements         compliance        with       these
       necessary  to enable such Work         requirements.  SELLER  shall  name
       to comply in all respects with         BAE   SYSTEMS  as  an   additional
       Contract    requirements   and         insured  for the  duration of this
       charge  the cost  incurred  to         Contract.   Insurance   maintained
       SELLER.                                pursuant to this  clause  shall be

                                     10.b-27

                                                   Subcontract No. 508-04-167

   considered primary as respects the         or reconditioned,  remanufactured,
   interest of BAE SYSTEMS and is not         or of such  age as to  impair  its
   contributory  with  any  insurance         usefulness or safety.
   that  BAE   SYSTEMS   may   carry.
   "Subcontractor"  as  used  in this      22.OFFSET CREDIT/COOPERATION
   clause  shall   include   SELLER's         All offset or countertrade  credit
   subcontractors at any tier.                value resulting from this Contract
                                              shall accrue solely to the benefit
20.INTELLECTUAL PROPERTY                      of BAE SYSTEMS.  SELLER  agrees to
   (a) SELLER  warrants that the Work         cooperate  with BAE SYSTEMS in the
       performed and delivered  under         fulfillment    of   any    foreign
       this    Contract    will   not         offset/countertrade obligations.
       infringe or otherwise  violate
       the   intellectual    property      23.PACKING AND SHIPMENT
       rights  of any  third  part in         (a) Unless  otherwise   specified,
       the   United   States  or  any             all  Work is to be  packed  in
       foreign country. SELLER agrees             accordance      with      good
       to defend,  indemnify and hold             commercial practice.
       harmless  BAE  SYSTEMS and its
       customers from and against any         (b) A complete  packing list shall
       claims, damages, losses, costs             be    enclosed     with    all
       and    expenses,     including             shipments.  SELLER  shall mark
       reasonable   attorney's  fees,             containers  or  packages  with
       arising out of any action by a             necessary  lifting,   loading,
       third  part that is based upon             and   shipping    information,
       a   claim    that   the   Work             including   the  BAE   SYSTEMS
       performed or  delivered  under             Contract number,  item number,
       this  Contract   infringes  or             dates  of  shipment,  and  the
       otherwise     violates     the             names   and    addresses    of
       intellectual  property  rights             consignor and consignee.  Bill
       of any person or entity.                   of lading  shall  include this
                                                  Contract number.
   (b) With     regard     to     any
       modifications    that   SELLER         (c) Unless  otherwise   specified,
       makes   to  any  Work  in  the             delivery    shall    be    FOB
       performance  of this Contract,             Destination.
       BAE SYSTEMS and the Government
       shall have a  non-exclusive  ,      24.PAYMENTS, TAXES, AND DUTIES
       irrevocable,     world    wide         (a) Unless   otherwise   provided,
       license  and  right  under any             terms of payment  shall be net
       intellectual   property  right             thirty   (30)  days  from  the
       obtained    to   cover    such             latest of the  following:  (i)
       modifications  to  make,  have             BAE  SYSTEMS'  receipt  of the
       made,    use,   sell,    copy,             SELLER's proper invoice;  (ii)
       distribute,   make  derivative             Scheduled delivery date of the
       works or compilations, display             Work;   or   (iii)   Scheduled
       publicly,  or perform publicly             delivery  date of the Work; or
       such modifications.                        (iii)  Actual  delivery of the
                                                  Work. BAE SYSTEMS shall have a
21.NEW MATERIALS                                  right   of   setoff    against
   The Work to be delivered hereunder             payments due or at issue under
   shall consist of new materials, as             this  Contract  or  any  other
   defined in FAR  52.211-5 not used,             contract between the Parties.


                                     10.b-28

                                                   Subcontract No. 508-04-167

   (b) Payment  shall  be  deemed  to      27.QUALITY CONTROL SYSTEM
       have  been made as of the date         (a) SELLER   shall   provide   and
       of   mailing   BAE    SYSTEMS'             maintain  a  quality   control

       payment  or  electronic  funds             system    to    an    industry
       transfer.                                  recognized   Quality  Standard
                                                  and  in  compliance  with  any
   (c) Unless  otherwise   specified,             other     specific     quality
       prices  include all applicable             requirements   identified   in
       federal,   state   and   local             this Contract.
       taxes,  duties,  tariffs,  and
       similar  fees  imposed  by any         (b) Records of all quality control
       government.                                inspection   work  by   SELLER
                                                  shall  be  kept  complete  and
25.PRECEDENCE                                     available  to BAE  SYSTEMS and
   Any    inconsistencies   in   this             its customers.
   Contract   shall  be  resolved  in
   accordance   with  the   following      28.RELEASE OF INFORMATION
   descending  order  of  precedence:         Except  as  required  by  law,  no
   (1)  Face of the  Purchase  Order,         public release of information,  or
   Release   document  or   Schedule,         confirmation  or  denial  of same,
   (which shall include  continuation         with  respect to this  Contract or
   sheets), as applicable,  including         the subject matter hereof, will be
   any  Special  Provisions;  (2) Any         made by SELLER  without  the prior
   master-type   agreement  (such  as         written approval of BAE SYSTEMS.
   corporate,   sector   or   blanket
   agreements);   (3)  these  General      29.STOP WORK ORDER
   Provisions;  and (4)  Statement of         (a) SELLER  shall stop Work for up
   Work.                                          to   ninety   (90)   days   in
                                                  accordance  with the  terms of
26.PRIORITY RATING                                any  written  notice  received
   If so identified, this Contract is             from BAE SYSTEMS,  or for such
   a  "rated  order"   certified  for             longer  period  of time as the
   national   defense  use,  and  the             parties  may  agree  and shall
   SELLER   shall   follow   all  the             take all  reasonable  steps to
   requirements    of   the   Defense             minimize  the   incurrence  of
   Priorities and  Allocation  System             costs  allocable  to the  Work
   (DPAS)  Regulation  (15  CFR  Part             during   the  period  of  Work
   700). Under the DPAS  regulations,             stoppage.
   if this Contract supports the U.S.
   Government, is DX or DO Rated, and         (b) Within   such   period,    BAE
   exceeds $50,000.00, the Contractor             SYSTEMS shall either terminate
   must acknowledge acceptance of DX-             or   continue   the   Work  by
   Rated orders within ten (10) days,             written  order to  SELLER.  In
   and DO-Rated orders within fifteen             the  event of a  continuation,
   (15)  days  of   receipt   hereof.             an  equitable   adjustment  in
   Commencement of performance of the             an  equitable   adjustment  in
   work  called for by this  Contract             accordance with the principles
   in the absence of seller's written             of the "Changes" clause, shall
   acknowledgement  thereof  shall be             be made to the price, delivery
   deemed acceptance of this Contract             schedule,  or other  provision
   as written.                                    affected by the Work stoppage,




                                     10.b-29

                                                   Subcontract No. 508-04-167

       if  applicable,  provided that             accounting  principles,   have
       the   claim   for    equitable             resulted from the termination.
       adjustment   is  made   within             SELLER  shall  not be paid for
       thirty  (30) days  after  such             any Work performed  or   costs
       continuation.                              incurred   which    reasonable
                                                  could have been avoided.
30.SEVERABILITY
   Each  paragraph  and  provision of         (b) In no event  shall BAE SYSTEMS
   this Contract is severable, and if             be   liable    for   lost   or
   one   or   more    paragraphs   or             anticipated     profits,    or
   provisions  are declared  invalid,             unabsorbed  indirect  costs or
   the  remaining  provisions of this             overhead,  or for  any  sum in
   Contract will remain in full force             excess of the  total  Contract
   and effect.                                    price.   SELLER's  termination
                                                  claim   shall   be   submitted
31.SURVIVABILITY                                  within  ninety  (90) days from
   If  this  Contract   expires,   is             the  effective   date  of  the
   completed,   or   is   terminated,             termination.
   SELLER  shall not be  relieved  of
   those obligations contained in the         (c) For   other   than   specially
   following provisions:                          performed  Work:  BAE  SYSTEMS
                                                  may  terminate  part of all of
   (a) Applicable Laws                            this    Contract    for    its
       Export control                             convenience  by giving written
       Independent Contactor                      notice  to   SELLER   and  BAE
          Relationship                            SYSTEM's  only  obligation  to
       Information of BAE SYSTEMS                 SELLER  shall be  payment of a
       Insurance/Entry on BAE SYSTEMS             mutually           agreed-upon
          Property                                restocking or service charge.
       Intellectual Property
       Release of Information                 (d) In either  case,  SELLER Shall
       Warranty                                   continue    all    Work    not
                                                  terminated.
   (b) Those U.S. Government flowdown
       provisions   that   by   their      33.TIMELY PERFORMANCE
       nature should survive.                 (a) SELLER's time performance is a
                                                  critical   element   of   this
32.TERMINATION FOR CONVENIENCE                    Contract.
   (a) For specially  performed Work:
       BAE SYSTEMS may terminate part         (b) Unless  advance  shipment  has
       or all of  this  Contract  for             been  authorized in writing by
       its   convenience   by  giving             BAE  SYSTEMS,  BAE SYSTEMS may
       written notice to SELLER.  BAE             store at SELLER's expense,  or
       SYSTEMs' only obligation shall             return,    shipping    charges
       be to pay SELLER a  percentage             collect,  all Work received in
       of the  price  reflecting  the             advance   of   the   scheduled
       percentage    of   the    Work             delivery date.
       performed  prior to the notice
       of      termination,      plus         (c) If  SELLER  becomes  aware  of
       reasonable charges that SELLER             difficulty in  performing  the
       can    demonstrate    to   the             Work,   SELLER   shall  timely
       satisfaction  of BAE  SYSTEMS,             notify   BAE    SYSTEMS,    in
       using    generally    accepted             writing,    giving   pertinent


                                     10.b-30

                                                   Subcontract No. 508-04-167

       details.   This   notification         the    manufacturer's     warranty
       shall not change any  delivery         period, whichever is longer if the
       schedule.                              SELLER is the  manufacturer of the
                                              Work or has  modified  it.  If any
   (d) In the event of a  termination         non-conformity  with Work  appears
       for convenience or change,  no         within  that  time,  SELLER  shall
       claim will be allowed  for any         promptly   repair,   replace,   or
       manufacture  or procurement in         reperform the Work. Transportation
       advance  of  SELLER's   normal         of replacement  Work and return of
       flow  time  unless  there  has         non-conforming   Work  and  repeat
       been prior written  consent by         performance  of Work  shall  be at
       BAE SYSTEMS.                           SELLER's  Expense.  If  repair  or
                                              replacement  or  reperformance  of
34.WAIVER, APPROVAL, AND REMEDIES             Work is not  timely,  BAE  SYSTEMS
   (a) Failure  by  BAE   SYSTEMS  to         may    elect   to    return    the
       enforce     any     of     the         nonconforming  Work or  repair  or
       provision(s)  of this Contract         replace work or reprocure the Work
       shall  not be  construed  as a         at    SELLER's    expense.     All
       waiver  of the  requirement(s)         warranties   shall   run   to  BAE
       of  such  provision(s),  or as         SYSTEMS and its  customer(s).  Any
       waiver  of  the  right  of BAE         implied         warranty        of
       SYSTEMS  thereafter to enforce         merchantability  and fitness for a
       each    and     every     such         particular   purpose   is   hereby
       provision(s).                          disclaimed.

   (b) BAE   SYSTEMS'   approval   of      SECTION II: FAR FLOWDOWN PROVISIONS
       documents  shall  not  relieve      -----------------------------------
       SELLER from complying with any      A. INCORPORATION OF FAR CLAUSES
       requirements of this Contract.         ----------------------------

   (c) The rights and remedies of BAE         The federal Acquisition Regulation
       SYSTEMS in this  Contract  are         (FAR) clauses referenced below are
       cumulative  and in addition to         incorporated  herein by reference,
       any other  rights and remedies         with the same  force and effect as
       provided by law or equity.             if they were  given in full  text,
                                              and are applicable,  including any
35.WARRANTY                                   notes    following    the   clause
   SELLER   warrants  that  all  Work         citation, to this Contract. If the
   furnished    pursuant    to   this         date  or  substance  of any of the
   Contract shall strictly conform to         clauses  listed below is different
   applicable         specifications,         than the date or  substance of the
   drawing,        samples,       and         clause  actually  incorporated  in
   descriptions,       and      other         the Prime  Contract  referenced by
   requirements  of this Contract and         number   herein,   the   date   or
   be free from  defects  in  design,         substance  of the clause  actually
   material  and   workmanship.   The         incorporated in the Prime Contract
   warranty  shall  begin  upon final         referenced by number  herein,  the
   acceptance and extend for a period         ate or  substance  of this  clause
   of (i) the manufacturer's warranty         incorporated    by   said    Prime
   period or one (1) year,  whichever         Contract shall apply instead.
   is  longer,  if  SELLER is not the
   manufacturer, and has not modified      B. GOVERNMENT SUBCONTRACT
   the  Work or (ii)  one (1) year or         ----------------------


                                     10.b-31

                                                  Subcontract No. 508-04-167

   This  Contract is entered  into by         4.  Insert "or BAE SYSTEMS"  after
   the  Parties  in support of a U.S.             "Government"  throughout  this
   Government contract.                           clause.

   As used in the clauses  referenced         5.  Communication/notification
   below   and   otherwise   in  this             required   under  this  clause
   Contract:                                      from/to the CONTRACTOR to/from
                                                  the Contracting  Officer shall
   1.  "Commercial   Item"   means  a             be through BAE SYSTEMS.
       commercial  item as defined in
       FAR 2.101.                          D. AMENDMENTS REQUIRED BY PRIME
                                              ----------------------------
   2.  "Contract" means this contract.        CONTRACT
                                              --------
   3.  "CONTRACTOR"  means the SELLER         CONTRACTOR  agrees  that  upon the
       acting as the immediate (first         request  of BAE  SYSTEMS  it  will
       tier)   subcontractor  to  BAE         negotiate  in good  faith with BAE
       SYSTEMS.                               SYSTEMS  relative to amendments to
                                              this   Contract   to   incorporate
   4.  "Prime   Contract"  means  the         additional provisions herein or to
       contract  between  BAE SYSTEMS         change  provisions  hereof, as BAE
       and  the  U.S.  Government  or         SYSTEMS   may   reasonably    deem
       between  BAE  SYSTEMS  and its         necessary  in order to comply with
       higher-tier contractor who has         the  provisions of the  applicable
       a   contract   with  the  U.S.         Prime   contract   or   with   the
       Government.                            provisions  of  amendments to such
                                              Prime   contract.   If  any   such
   5.  "Subcontract"     means    any         amendment to this Contract  causes
       contract    placed    by   the         an  increase  or  decrease  in the
       CONTRACTOR    or    lower-tier         estimated  cost  of,  or the  time
       subcontractors    under   this         required for,  performance  of any
       Contract                               part  of  the  work   under   this
                                              Contract,  an equitable adjustment
C. NOTES                                      shall  be  made  pursuant  to  the
   -----                                      "Changes" clause of this Contract.

   1.  Substitute  "BAE  SYSTEMS" for      E. PRESERVATION OF THE GOVERNMENT'S
       "Government"     or    "United         --------------------------------
       States"     as      applicable         RIGHTS
       throughout this clause.                ------
                                              If BAE SYSTEMS furnishes  designs,
   2.  Substitute     "BAE    SYSTEMS         drawings,     special     tooling,
       Procurement    Representative"         equipment,   engineering  data  or
       for   "Contracting   Officer",         other   technical  or  proprietary
       "Administrative    Contracting         information  (Furnished  Items) to
       Officer", and "ACO" throughout         which the U.S.  Government owns or
       this clause.                           has the right to authorize the use
                                              of,   nothing   herein   shall  be
   3.  Insert "and BAE SYSTEMS" after         construed   to   mean   that   BAE
       "Government"  or  "Contracting         SYSTEMS, acting on its own behalf,
       Officer",    as   appropriate,         may modify or limit any rights the
       throughout this clause.                Government  may have to  authorize



                                     10.b-32

                                                  Subcontract No. 508-04-167

   the   CONTRACTOR's   use  of  such         ------------ ---------------------
   Furnished   Items  in  support  of         52.215-5     MATERIAL REQUIREMENTS
   other   U.S.    Government   prime                      (OCT 1997)
   contracts.                                 ------------ ---------------------
                                              52.214-26    AUDIT  AND  RECORDS -
F. FAR FLOWDOWN CLAUSES                                    SEALED  BIDDING  (OCT
   The following FAR clauses apply to                      1997)
   this Contract:                             ------------ ---------------------
   ------------ ---------------------         52.214-27    PRICE  REDUCTION  FOR
   REFERENCE    TITLE                                      DEFECTIVE  COST  OR
   ------------ ---------------------                      PRICING  DATA  -
   52.203-2     CERTIFICATE  OF                            MODIFICATIONS -
                INDEPENDENT   PRICE                        SEALED BIDDING (OCT
                DETERMINATION (APR                         1997)
                1985)                         ------------ ---------------------
   ------------ ---------------------         52.214-28    SUBCONTRACTOR COST OR
   52.203-3     GRATUITIES (APR 1984)                      PRICING   DATA  -
   ------------ ---------------------                      MODIFICATIONS -
   52.203-5     CONVENANT  AGAINST                         SEALED BIDDING (OCT
                CONTINGENT  FEES (APR                      1997)
                1984)                         ------------ ---------------------
   ------------ ---------------------         52.215-2     AUDIT AND RECORDS -
   52.203-6     RESTRICTIONS ON                            NEGOTIATION  (JUL
                SUBCONTRACTOR  SALES                       (JUN 1999) AND
                TO THE GOVERNMENT                          ALTERNATE II (APR
                (JUL 1995)                                 1998)
   ------------ ---------------------         ------------ ---------------------
   52.203-7     ANTI-KICKBACK                 52.215-11    PRICE  REDUCTION  FOR
                PROCEDURES (JUL 1995)                      DEFECTIVE  COST  OR
   ------------ ---------------------                      PRICING DATA -
   52.203-8     CANCELLATION,                              MODIFICATIONS (OCT
                RESCISSION AND                             1997)
                RECOVERY OF FUNDS FOR         ------------ ---------------------
                ILLEGAL  OR  IMPROPER         52.215-12    SUBCONTRACTOR  COST
                ACTIVITY (JAN 1997)                        OR PRICING DATA  (OCT
   ------------ ---------------------                      1997)  (Applicable to
   52.203-10    PRICE  OR FEE                              Subcontractors  over
                ADJUSTMENT  FOR                            $550,000 only)
                ILLEGAL  OR  IMPROPER         ------------ ---------------------
                ACTIVITY (JAN 1997)           52.215-14    INTEGRITY  OF UNIT
   ------------ ---------------------                      PRICES (OCT 1997) AND
   52.203-12    LIMITATION   ON                            ALTERNATE I (OCT
                PAYMENTS TO INFLUENCE                      1997)
                CERTAIN FEDERAL               ------------ ---------------------
                TRANSACTIONS (JUN             52.215-19    NOTIFICATION  OF
                1997)                                      OWNERSHIP CHANGES
   ------------ ---------------------                      (OCT 1997)
   52.209-6     PROTECTIONG THE               ------------ ---------------------
                GOVERNMENT'S INTEREST         52.219-8     UTILIZATIO OF SMALL
                WHEN SUBCONTACTING                         BUSINESS  CONCERNS
                WITH  CONTRACTORS                          (JAN 1999)
                DEBARRED, SUSPENDED,          ------------ ---------------------
                OR PROPOSED FOR               52.219-9     SMALL  BUSINESS
                DEBARMENT  (JUL 1995)                      SUBCONTRACTION  PLAN
   ------------ ---------------------         ------------ ---------------------
                                     10.b-33

                                                  Subcontract No. 508-04-167

   ------------ ---------------------         ------------ ---------------------
                (JAN 1999)                    52.222-16    APPROVAL OF WAGE
                (ALTERNATIVE 1)                            RATES (FEB 1988)
   ------------ ---------------------         ------------ ---------------------
   52.222-1     NOTICE TO  GOVERNMENT         52.222-20    WALSH HEALY PUBLIC
                OF  LABOR  DISPUTES                        CONTRACTS ACT (DEC
                (FEB 1997)                                 1996)
   ------------ ---------------------         ------------ ---------------------
   52.222-3     CONVICT LABOR                 52.222-21    PROHIBITION OF
                (AUG 1996)                                 SEGREGATED FACILITIES
   ------------ ---------------------                      (FEB 1999)
   52.222-4     CONTRACT  WORK HOURS          ------------ ---------------------
                AND SAFETY  STANDARDS         52.222-26    EQUAL OPPORTUNITY
                ACT - OVERTIME                             (FEB 1999)
                COMPENSATION (SEP             ------------ ---------------------
                2000)                         52.222-35    EQUAL OPPORTUNITY FOR
   ------------ ---------------------                      SPECIAL  DISABLED
   52.222-6     DAVIS BACON ACT (FEB                       VETERANS, VETERANS OF
                1995)                                      THE VIETNAM ERA, AND
   ------------ ---------------------                      OTHER ELIGIBLE
   52.222-7     WITHHOLDING OF FUNDS                       VETERANS (DEC 1998)
                (FEB 1988)                    ------------ ---------------------
   ------------ ---------------------         52.222-36    AFFIRMATIVE   ACTION
   52.222-8     PAYROLLS AND BSIC                          FOR   WORKERS   WITH
                RECORDS (FEB 1988)                         DISABILITIES (JUN
   ------------ ---------------------                      1998)
   52.222-9     APPRENTICES AND               ------------ ---------------------
                TRAINEES (FEB 1988)           52.222-37    EMPLOYMENT REPORTS ON
   ------------ ---------------------                      SPECIAL  DISABLED
   52.222-10    COMPLIANCE  WITH                           VETERANS, VETERANS OF
                COPELAND ACT                               THE VIETNAM ERA, AND
                REQUIREMENTS (FEB                          OTHER ELIGIBLE
                1988)                                      VETERANS (DEC 1998)
   ------------ ---------------------         ------------ ---------------------
   52.222-11    SUBCONTRACTS (LABOR           52.222-41    SERVICE CONTRACT ACT
                STANDARDS)(FEB 1988)                       OF 1965, AS AMENDED
   ------------ ---------------------                      (MAY 1989)

   52.222-12    CONTRACT TERMINATION          ------------ ---------------------
                - DEBARMENT (FEB              52.222-44    FAIR LABOR STANDARDS
                1988)                                      ACT AND SERVICE
   ------------ ---------------------                      CONTRACT ACT-PRICE
   52.222-13    COMPLIANCE   WITH                          ADJUSTMENT (FEB 2002)
                DAVIS-BACON  AND              ------------ ---------------------
                RELATED ACT                   52.223-6     DRUG FREE WORKPLACE
                REGULATIONS (FEB                           (JAN 1997)
                1998)                         ------------ ---------------------
   ------------ ---------------------         52.225-13    RESTRICTIONS  ON
   52.222-14    DISPUTES CONCERNING                        CERTAIN  FOREIGN
                LABOR STANDARDS                            PURCHASES (JUL 2000)
                (1988)                        ------------ ---------------------
   ------------ ---------------------         52.227-1     AUTHORIZATION AND
   52.222-15    CERTIFICATION OF                           CONSENT (JUL 1995)
                ELIGIBILITY (FEB              ------------ ---------------------
                1988)                         52.227-2     NOTICE AND ASSISTANCE
   ------------ ---------------------         ------------ ---------------------
                                     10.b-34

                                                  Subcontract No. 508-04-167

   ------------ ---------------------         ------------ ---------------------
                REGARDING  PATENT AND         52.236-13    ACCIDENT PREVENTION
                COPYRIGHT                     ------------ ---------------------
                INFRINGEMENT (AUG             52.236-21    SPECIFICATIONS  AND
                1996)                                      DRAWINGS FOR
   ------------ ---------------------                      CONSTRUCTION
   52.227-3     PATENT  INDEMNITY  -                       (FEB 1997)
                CONSTRUCTION                  ------------ ---------------------
                CONTRACTS  (APR 1984)         52.237-2     PROTECTION OF
   ------------ ---------------------                      GOVERNMENT BUILDINGS,
   52.227-17    RIGHTS IN DATA -                           EQUIMENT, AND
                SPECIAL WORKS (JUNE                        VEGETATION (APR 1984)
                1987)                         ------------ ---------------------
   ------------ ---------------------         52.242-13    BANKRUPTCY (JUL
   52.228-15    PERFORMANCE AND                            (1995)
                PAYMENT BONDS (JUL            ------------ ---------------------
                2000)                         52.242-15    STOP WORK ORDER (AUG
   ------------ ---------------------                      1989)
   52.229-3     FEDERAL, STATE AND            ------------ ---------------------
                LOCAL TAXES (JAN              52.243-1     CHANGES - FIXED PRICE
                1991)                                      (AUG 1987)
   ------------ ---------------------         ------------ ---------------------
   52.233-3     PROTES AFTER AWARD            52.244-5     COMPETITION IN
                (AUG 1996)                                 SUBCONTRACTING (DEC
   ------------ ---------------------                      1996)
   52.236-2     DIFFERING SITE                ------------ ---------------------
                CONDITINS (APR 1984)          52.244-6     SUBCONTRACTS FOR
   ------------ ---------------------                      COMMERCIAL ITEMS AND
   52.236-3     SITE INVESTIGATING AND                     COMMERCIAL COMPONENTS
                CONDITIONS  AFFECTING                      (OCT 1998)
                THE WORK (APR 1984)           ------------ ---------------------
   ------------ ---------------------         52.245-2     GOVERNMENT  PROPERTY
   52.236-5     MATERIALS AND                              (FIXED PRICE
                WORKMANSHIP (APR                           CONTRACTS) (DEC 1996)
                1984)                                      AND  ALTERNATE  I
   ------------ ---------------------                      (APRIL  1984) (As
   52.236-7     PERMITS AND                                modified by DoD class
                RESPONSIBILITIES                           deviation   99-00008
                (NOV 91)                                   dated 13 July 1999)
   ------------ ---------------------         ------------ ---------------------
   52.236-8     OTHER CONTRACTS (APR          52.246-12    INSPECTION OF
                1984)                                      CONSTRUCTION - FIXED
   ------------ ---------------------                      PRICE (AUG 1006)
   52.236-9     PROTECTION OF                 ------------ ---------------------
                EXISTING  VEGETATION,         52.246-21    WARRANTY OF
                STRUCTURES,                                CONSTRUCTION (AUG
                EQUIPMENT, UTILITIES,                      1996)
                AND IMPROVEMENTS              ------------ ---------------------
                (APR 1984)                    52.246-23    LIMITATION OF
   ------------ ---------------------                      LIABILITY (FEB 1997)
   52.236-10    OPERATIONS AND                ------------ ---------------------
                STORAGE AREA (APR             52.247-64    PREFERENCE  FOR
                1984)                                      PRIVATELY OWNED U.S.-
   ------------ ---------------------         ------------ ---------------------

                                     10.b-35

                                                  Subcontract No. 508-04-167

   ------------ ---------------------         ------------ ---------------------
                FLAG COMMERCIAL                            Government  of a
                VESSELS (JUN 2000)                         Terrorist  Country
   ------------ ---------------------                      (Mar 98)
   52.249-2     TERMINATION  FOR              ------------ ---------------------
                CONVENIENCE OF THE            252.215-7000 Pricing Adjustments
                GOVERNMENT (FIXED                          (Dec 91)
                PRICE)(SEP 1996)              ------------ ---------------------
   ------------ ---------------------         252.219-7003 Small  Disadvantaged
   52.249-10    DEFAULT (FIXED PRICE                       and Woman-owned Small
                CONSTRUCTION) (APR                         Business
                1984)                                      Subcontracting  Plan
   ------------ ---------------------                      (DOD  Contracts) Apr
   52.251-1     GOVERNMENT SUPPLY                          96)
                SOURCES (APR 1984)            ------------ ---------------------
   ------------ ---------------------         252.223-7006 Prohibition  on
                                                           Storage and  Disposal
   G. DoD FAR SUPPLEMENT (DFARS)                           of Toxic and
      --------------------------                           Hazardous Material
      FLOWDOWN CLAUSES                                     (Apr 93)
      ----------------                        ------------ ---------------------
      The following DoD FAR clauses           252.225-7012 Preference for
      apply to this Contract:                              Certain    Domestic
                                                           Commodities (Apr 02)
   ------------ ---------------------         ------------ ---------------------
   REFERENCE    TITLE                         252.225-7031 Secondary Arab
   ------------ ---------------------                      Boycott of Israel(Jun
   252.203-7001 Prohibition On                             92)
                Persons  Convicted of         ------------ ---------------------
                Fraud or Other                252.225-7026 Reporting of Contract
                Defense-Contract-                          Performance  Outside
                Related Felonies (Mar                      the United States
                99)                                        (Jun 00)
   ------------ ---------------------         ------------ ---------------------
   252.204-7003 Control of Government         252.227-7016 Rights  in Bid or
                Work Product (Apr 92)                      Proposal  Information
   ------------ ---------------------                      (Jun 95)
   252.205-7000 Provision   of                ------------ ---------------------
                Information   to              252.227.7025 Limitations on the
                Cooperative Agreement                      Use or Disclosure of
                Holders (Dec 91)                           Government-Furnished
   ------------ ---------------------                      Information Marked
   252.209-7000 Acquisition  from                          with Restrictive
                Subcontractors                             legends (Jun 95)
                Subject  to  On-Site          ------------ ---------------------
                Inspection under the          252.227-7037 Validation  of
                Intermediate  Range                        Restrictive  Markings
                Nuclear Forces Treaty                      on Technical Data
                (Nov 95)                                   (Sep 95)
   ------------ ---------------------         ------------ ---------------------
   252.209-7004 Subcontracting  with          252-231-7000 Supplemental Cost
                Firms That are Owned                       Principles (Dec 91)
                or Controlled by the          ------------ ---------------------
   ------------ ---------------------

                                     10.b-36

                                                  Subcontract No. 508-04-167

   ------------ ---------------------         ------------ ---------------------
   252.242-7004 Material  Management          252.245-7001 Reports on Government
                and  Accounting                           Property  (May 94)
                System (Dec 00)               ------------ ---------------------
   ------------ ---------------------         252.247-7023 Transportation   of
   252.243-7001 Pricing  of  Contract                      Supplies  by  Sea
                Modifications (Dec                         (May 00)
                91)                           ------------ ---------------------
   ------------ ---------------------         252.247-7024 Notification  of
   252.243-7002 Requests  for                              Transportation   of
                Equitable Adjustment                       Supplies By Sea (Mar
                (Mar 98)                                   00)
   ------------ ---------------------         ------------ ---------------------










































                                     10.b-37

                                                    Subcontract No. 508-04-167



 SECTION J LIST OF ATTACHMENTS

 Attachment 1 - Standard Form 1413, "Statement and Acknowledgement"

 Attachment 2 - "Wage Determination No: 94-2017 (rev) 27 Area: AK, Statewide"

 Attachment 3 - Not Used

 Attachment 4 - "General Decision Number AK0200063 State: Alaska Construction
                Type: Highway, County: Valdez-Cordova"

 Attachment 5 - "General Decision Number AK020001 State: Alaska Construction
                Type: Building Heavy, County: Valdez-Cordova"









































                                     10.b-38

                                                    Subcontract No. 508-04-167

SECTION K    REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS


NAME OF OFFEROR (Firm or Organization)       ANTENNA PRODUCTS CORPORATION
                                      -----------------------------------------
OFFEROR DUNS  NUMBER                         11-876-9926
                    -----------------------------------------------------------

Proposal Title                               HAARP INSTALLATION
              -----------------------------------------------------------------

Proposal Number and/or Date
                           ----------------------------------------------------

1. FAR 52.203-11 CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS
     (APR   1991)(Deviation D.L. 90-07)

(a) The definitions and prohibitions contained in the clause, at FAR 52.203-12, Limitation of Payments to Influence Certain Federal Transactions, included in this solicitation, are hereby incorporated by reference in paragraph (b) of this certification.

(b) The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989--
         (1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or any employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan, or cooperative agreement;
         (2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress an officer or employee, of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying Activities, to the Contracting Officer; and
         (3) He or she will include the language of this certification in all subcontract awards at ant tier and require that all recipients of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

(c) Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1352, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less that $10,000, and not more than $100,000, for each such failure.



                                     10.b-39

                                                    Subcontract No. 508-04-167

2.    FAR 52.204-3      TAXPAYER INDENTIFICATION (OCT 1998)

(a)   Definitions.
Common parent, as used in this provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

Taxpayer Identification Number (TIN), as used in this provision, means the number required by the Internal Revenue Service (IRS) to be used by the offeror in reporting income tax and other returns. The TIN may be either a Social Security Number or an Employer Identification Number.

(b)  All offerors must submit the information required in paragraphs (d) through
(f) of this provision to comply with debt collection requirements of 31 U.S.C. 7701(c) and 3325(d), reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M, and implementing regulations issued by the IRS. If the resulting contract is subject to the payment reporting requirements described in Federal Acquisition Regulations (FAR) 4.904, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

(c) The TIN may be used by the Government to collect and report on any delinquent amounts arising out of the offeror's relationship with the Government (31 U.S.C 7701(c)(3)). If the resulting contract is subject to the payment reporting requirements described in FAR 4.904, the TIN provided hereunder may be matched with IRS records to verify the accuracy of the offeror's TIN.

(d)  Taxpayer Identification Number (TIN)

 X   TIN:     75-1964534
----    -----------------------
___  TIN has been applied for.
___  TIN is not required because:
___ Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the United States and does not have an office or place of business or a fiscal paying agent in the Unites States:
___  Offeror is an agency or instrumentality of a foreign government;
___  Offeror is an agency or instrumentality of the Federal Government.

(e)  Type of organization.
___  Sole proprietorship;
___  Partnership;
 X   Corporate entity (not tax-exempt)
---
___  Government entity (Federal, State, or Local):
___  Foreign government
___  International organization per 26 CFR 1.6049-4;
___  Other_________________________________________

(f)  Common parent.
___ Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this provision.


                                     10.b-40

                                                    Subcontract No. 508-04-167

X    Name and TIN of common parent:
---
Name       PHAZAR CORP
     ---------------------------------
TIN        75-1907070
     ---------------------------------
___  Name and TIN of common parent:

Name ______________________________________

TIN  ________________________________________

3.   FAR 52.204-5     WOMEN-OWNED BUSINESS OTHER THAN SMALL BUSINESS (MAY 1999)
(a)  Definition.
"Women-owned business concern," as used in this provision, means a concern which is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

(b) Representation. (Complete only if the offeror represents itself a women-owned business concern and has not represented itself as a small business concern in paragraph (b) (1) of FAR 52.219-1, Small Business Program Representations, of this solicitation)
The offeror represents that I ___ is, a women-owned business concern.

4.   FAR 52.209-5      CERTIFICATION  REGARDING  DEBARMENT, SUSPENSION, PROPOSED
DEBARMENT, AND OTHER RESPONSIBILITY MATTERS (DEC 2001) (REFLECTS FAC 2001-03 FINALIZATION OF APRIL 2001 STAY VIA FAC 97-24)

(a)  (1)  The Offeror certifies, to the best of its knowledge and belief, that -
            (i) The Offeror and/or any of its Principals--
                  (A) Are ___ are not X presently debarred,  suspended, proposed
                                     ---
for debarment, or declared ineligible for the award of contracts by any Federal agency;
                  (B) Have ___ have  not X ,  within a 3-year  period  preceding
                                        ----
this offer been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records making false statements, tax evasion, or receiving stolen property; and
                  (C) Are ___ are not X presently  indicted  for,  or  otherwise
                                     ---
criminally or civilly charged by a government entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision.
            (ii) The Offeror has __ has not X , within a 3-year period preceding
                                           ----
this offer, had one or more contracts terminated for default by any Federal agency.
     (2)  "Principals,"  for  the purpose of this certification, means officers;

                                     10.b-41

                                                    Subcontract No. 508-04-167

directors;   owners;   partners;  and,  persons  having  primary  management  or
supervisor responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).
                  This certification concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under section 1001, title 18, United States Code.

(b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror non-responsible.

(d)  Nothing   contained  in  the  foregoing   shall  be  construed  to  require
establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

5.       FAR 52.215-6      PLACE OF PERFORMANCE (OCT 1997)

(a) The offeror or respondent, in the performance of any contract resulting from this solicitation, ___ intends, X does not intend to use one or more plants or facilities located at a different address from the address of the offeror or respondent as indicated in this proposal or response to request for information.















                                     10.b-42

                                                  Subcontract No. 508-04-167

(b) If the offeror or respondent check "intends" in paragraph (a) of this provision, it shall insert in the following spaces the required information:

----------------- -------------------- --------------------------------------
                  Place of Performance    Name and Address of Owner and
                                       Operator of the Plant or Facility if
                                         Other Than Offeror or Respondent
----------------- -------------------- --------------------------------------
Name of company
----------------- -------------------- --------------------------------------
Street Address
----------------- -------------------- --------------------------------------
City
----------------- -------------------- --------------------------------------
State
----------------- -------------------- --------------------------------------
County
----------------- -------------------- --------------------------------------
Zip Code
----------------- -------------------- --------------------------------------

6.   FAR 52.219.1    SMALL BUSINESS PROGRAM REPRESENTATIONS (MAY 2001) ALTENATES
                     (I/II) (Oct 2000)

EFFECTIVE 1 OCTOMER 2000 THE NORTH AMERICAN INDUSTRY CLASSIFICATION SYSTEM (NAICS) CODE REPLACED THE STANDARD INSUSTRIAL CLASSIFICATION SYSTEM (SIC). ALL REPRESENTATIONS AND CERTIFICATION FOR THE CONTRACT AWARDS OCCURRING ON OR AFTER 1 OCTOBER 2000 MUST PROVIDE THENAICS CODE. ENTER THE NAICS CODE IN EFFECT AT THE TIME OF AWARD. THESE CODES ARE IN THE 1997 U.S. NAICS MANUAL ACCESSED AT:

The     Small     Business     Administration     NAICS     Website:     http://
                                                                         -------
www.sba.gov/size/Table-of-Small-Business-Size-Standards-from-final-rule.html
----------------------------------------------------------------------------

U.S. Census Bureau NAICS Website: http://www.census.gov/pub/epcd/www/naics.html.
                                  ---------------------------------------------

(a)
     (1) The North American Industry Classification System (NAICS) code for this acquisition is 333415.
     (2) The small business size standard is 750 employees.
     (3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a products which it did not itself manufacture, is 500 employees.

(b)  Representations.
         (1) the offeror represents as part of its offer that it   X  is,     is
         not a small business concern.                            ---     ---
         (2) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) (The
         offeror represents, for general statistical purposes, that it   is,  X
                                                                      ---    ---

                                    10.b-43

                                                  Subcontract No. 508-04-167

         is not, a small disadvantaged business concern defined in 13 CFR -- 124.1002.
         (3) Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of offer that it___is, X is not a women-owned small business
         concern.                      ---
         (4) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offertory represents as part of its offer that it___is, X is not a veteran-owned
         small business concern.                      ----
         (5) (Complete only if the offeror represented itself as a veteran-owned small business concern in paragraph (b)(4) of this provision.) The offeror represents as part of its offer that it ___is, X is not a service-disabled veteran-owned small business concern. ----

ALTERNATE 1 (OCT 2000)

(6) (complete only if offeror represented itself as small business concern in paragraph (b)(1) of this provision). The offeror represents, as part of its offer, that--

(i) It ___ is, X is not a HUB Zone small business concern listed, on the date of
              ---
this representation, on the List of Qualified HUB Zone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office, or HUB Zone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR Part 126; and

(ii) It ___is, X is not a joint venture that complies with the  requirements  of
              ---
13 CFR Part 126, and representation in paragraph (b)(6)(i) of this provision is accurate for the HUB Zone small business concern or concerns that are participating in the joint venture. (The offeror shall enter the name or names of the HUB Zone small business concern or concerns that are participating in the joint venture: _______________ ______________________.) Each HUB Zone Small
business concern participating in the joint venture shall submit a separate signed copy of the HUB Zone representation.

ALTERNATE II (OCT 2000)

         (7) (Complete if offeror represented itself as a disadvantaged in paragraph (b)(2) of this provision.) The offeror shall check the category in which its overship falls:

___  Black American.

___  Hispanic American

___  Native American (American Indians, Eskimos, Aleuts, or Native Hawaiians).

___ Asian-Pacific American (persons with origins from Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Japan, China, Taiwan, Laos, Cambodia (Kampuchea),


                                     10.b-44

                                                  Subcontract No. 508-04-167

Vietnam, Korea, The Philippines, U.S. Trust Territory of the Pacific Islands (Republic of Palau), Rebublic of the Marshall Islands, Federated States of Micronesia, the commonwealth of the Northern Mariana Islands. Guam, Samoa, Macao, Hon Kong, Fiji, Tonga, Kiribati, Tuvalu, or Nauru).

___ Subcontinent Asian (Asian-Indian) American (persons with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, the Maldives Islands, or Nepal).

___ Individual/concern, other than one of the preceding.

(c)  Definitions.  As used in this provision--
         (1)  "Service-disable  veteran-owned  small  business  concern" means a
              ---------------------------------------------------------
              small business concern-

         (i) where at least 51 percent of is owned by one or more service-disabled veterans or, in the case of any publicly owned business, at least 51 percent of the stock of is owned by one or more service-disabled veterans; and

         (ii) The management and daily business operations are controlled by one or more service-disabled veterans or, in the case of a veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

         (2) Service-disable veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

         "Small business  concern,"  means a concern,  including its affiliates,
         --------------------------
              that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR
              Part 121 and the size standard in paragraph (a) of this provision.

         "Veteran owned small business concern" means a small business concern-
         --------------------------------------

         (1) which is at least 51 percent owned by one or more veterans (as defined at 38 U.S.C. 101(2) or, in the case of any publicly owned business, at least 51 percent of the stock is owned by one or more veterans; and

         (2)  the  management  and  daily  business   operations  of  which  are
              controlled by one or more veterans.

         "Women-owned small business concern," means a small business concern--
         -------------------------------------
         (1) which is at least 51 percent owned by one or more women or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

         (2) whose management and daily business operations are controlled by one or more women.
                                     10.b-45

                                                   Subcontract No. 508-04-167

(d) Notice. (1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.
             (2) Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small, HUB Zone small, small disadvantaged or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to section 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall--
         (i)  Be punished by imposition of fine, imprisonment, or both;
         (ii) Be subject to administrative remedies, including suspension and debarment; and
         (iii)Be ineligible for participation in programs conducted under the authority of the ACT.

7.   FAR 52.219-22     SMALL DISADVANTAGED BUSINESS STATUS (OCT 1999)

(a) General. This provision is used to assess an offeror's small disadvantaged business status for the purpose of obtaining a benefit on this solicitation. Status as a small business and status as a small disadvantaged business for general statistical purposes is covered by the provision at FAR 52.219-1, Small Business Program Representation.

(b) Representations.

      (1) General. The offeror represents, as part of its offer, that is a small business under the size standard applicable to this acquisition; and either --

___       (i) It has received certification by the Small Business Administration as a small disadvantaged business concern consistent with 13 CFR 124, Subpart B; and
          (A) No material change in disadvantaged ownership and control has occurred since its certification;
          (B) Where the concern is owned by one or more disadvantaged individuals, the net worth of each individual upon whom the certification is based does not exceed $750,000 after taking into account the applicable exclusions set forth at 13 CFR 124.104(c)(2); and
          (C) It is identified,on the date of its representation, as a certified small disadvantaged business concern in the database maintained by the Small Business Administration (PRO-Net); or

___       (ii)It has submitted a completed  application  to the  Small  Business
Administration or a Private Certifier to be certified as a small disadvantaged business concern in accordance with 13 CFR 124, Subpart B, and a decision on that application is pending, and that no material change in disadvantaged ownership and control has occurred since its application was submitted.

          (2) ___For Joint Ventures. The offeror represents, as part of its offer, that it is a joint venture that complies with the requirements at 13 CFR 124.1002(f) and that the representation in paragraph (b)(1) of this provision is accurate for the small disadvantaged business concern that is participating in the joint venture. (The offeror shall enter the name of the small disadvantaged business concern that is participating in the joint venture:__________________.)

                                     10.b-46

                                                   Subcontract No. 508-04-167

(c) Penalties and Remedies. Anyone who misrepresents any aspects of the disadvantaged status of a concern for the purposes of securing a contract or subcontract shall-- (1) Be punished by imposition of a fine, imprisonment, or both;
                     (2) Be  subject   to  administrative  remedies,   including
                         suspension and debarment; and
                     (3) Be ineligible for participation in  programs  conducted under the authority of the Small Business Act.

ALTERNATE I  (OCT 1998)

(3) Address. The offeror represents that its address ___ is, X is not in a region for which a small disadvantaged business procurement mechanism is authorized and its address has not changed since its certification as a small disadvantaged business concern or submission of its application for certification. The list of authorized small disadvantaged business procurement
mechanisms          and          regions          is          posted          at
http;//www.arnet.gov/References/sdbadjustments.htm. The offeror shall use the list in effect on the date of this solicitation. "Address," as used in this provision, means the address of the offeror as listed on the Small Business Administrations register of small disadvantaged business concerns or the address on the completed application that the concern has submitted to the Small Business Administration or a Private Certifier in accordance with 13 CFR part 124, subpart B. For joint ventures, "address" refers to the address of the small disadvantaged business concern that is participating in the joint venture.

8.   FAR 52.222-22     PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (FEB 1999)

The offeror represents that --

(a)  It X   has,     has not participated in a previous  contract or subcontract
       ----      ---
subject to the Equal  Opportunity  clause of this solicitation;

(b)  It   X   has,     has not filed all required compliance reports; and
        -----      ---
(c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

9.   FAR 52.222-25     AFFIRMATIVE ACTION COMPLIANCE (APR 1984)

The offeror represents that --

(a)  It X has developed and has on file,     has not developed and does not have
       ---                                ---
on file, at each establishment, affirmative action programs required by the rules and regulation of the Secretary of Labor (41 CFR 60-1 and 60-2); or

(b) It X has not  previously  had contracts  subject to the written  affirmative
      ---
action programs requirement of the rules and regulations of the Secretary of Labor.

10.  FAR 52.223-4      RECOVERED MATERIAL CERTIFICATION (OCT 1997)

                                     10.b-47

                                                   Subcontract No. 508-04-167

     As required by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. 6962 (c)(3)(A)(I)), the offeror certifies, by signing this offer, that the percentage of recovered materials to be used in the performance of the contract will be at least the amount required by the applicable contact specifications.

11.  FAR 52.223-13     CERTIFICATION OF TOXIC CHEMICAL RELEASE REPORTING
                       (OCT 2000)

(a) Submission of this certification is a prerequisite for making or entering into this contract imposed by Executive Order 12969, August 8, 1995.

(b)  By signing this offer, the offeror certifies that--
             (1) As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or
             (2) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: (Check each block that is applicable.)
                   (i)  X      The facility does not  manufacture,  process,  or
                     ------
otherwise use any toxic chemicals listed under section 313(c) of EPCRA, 42 U.S.C. 11023(c);
                   (ii) ____ The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)
(A);
                    ___ (iii) The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);
                    ___ (iv) The facility does not fall within Standard Industrial Classification Code (SIC) major groups 20 through 39 or their corresponding North American Industry Classification System (NAICS) sectors 31 through 33; or
                    ___ (v) The facility is not located within any State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American Samoa, the United States Virgin Island, the Northern Mariana Islands, or any other territory or possession over which the United States has jurisdiction.

12.  FAR 52.226-2      HISTORICALLY BLACK COLLEGE OR UNIVERSITY AND MINORITY
                       INSTITUTION REPRESENTATION (MAY 2001)

(a)  Definitions.  As used in this provision

Historically Black College or University means an institution determined by the Secretary of Education to meet the requirements of 34 CFR 608.2 for the


                                     10.b-48

                                                   Subcontract No. 508-04-167

Department of Defense, the National Aeronautics and Space Administration, and Coast Guard, the term also includes any nonprofit research institution that was an integral part of such a college or university before November 14, 1986.

Minority Institution means an institution of higher education meeting the requirements of Section 1046(3) of the Higher Education Act of 1965 (20 U.S.C. 1067k, including a Hispanic-serving institution of higher education as defined in Section 316(b)(1) of the Act (20 U.S.C. 1101a)).

(b)  Representation.

The offeror represents that it--
     ___ is   X   is not a Historically Black College or University;
            -----
     ___ is   X   is not a Minority Institution.
            -----

13.  FAR 52.227-6      ROYALTY INFORMATION (APR 1984)

(a) Cost or charges for royalties. When the response to this solicitation contains costs or charges for royalties totaling more than $250, the following information shall be included in the response relating to each separate item of royalty or license fee:
             (1) Name and address of licensor
             (2) Date of license agreement.
             (3) Patent numbers,  patent  application  serial numbers,  or other basis on which the royalty is payable. (4) Brief description, including any part or model numbers of each contract item or component on which the royalty is payable.
             (5) Percentage or dollar rate of royalty per unit.
             (6) Unit Price of contract item.
             (7) Number of units.
             (8) Total dollar amount of royalties.

(b) Copies of current licenses. In addition if specifically requested by the Contracting Officer before execution of the contract, the offeror shall furnish a copy of the current license agreement and an identification of applicable claims of specific patents.

14.  FAR 52.227-7      PATENTS - NOTICE OF GOVERNMENT LICENSEE (APR 1984)

The Government is obligated to pay a royalty applicable to the proposed acquisition because of a license agreement between the Government and the patent owner. The patent number is _______________(Contracting Officer fill in), and royalty rate is ____________(Contracting Officer fill in). If the offeror is the owner of, or a licensee under, the patent, indicate below:

     ___   Owner
     ___   Licensee


Name and Address of Cognizant ACO or Federal Official Where Filed:
------------------------------------------------------------------


                                     10.b-49

                                                   Subcontract No. 508-04-167

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable Disclosure Statement.

         X (3) Certificate of Monetary  Exemption.  The offeror hereby certifies
        ---
that the offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling $50 million or more in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

           (4) Certificate of Interim Exemption.   The  offeror hereby certifies
        ---
that (i) the offeror first exceeded the monetary exemption for disclosure, as defined in (3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted and (ii) in accordance 48 CFR 9903.202.-1, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under subparagraph (c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

        Caution: Offerors currently required to disclose because they were awarded a CAS-covered prime contract or subcontract of $50 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

             II. Cost Accounting Standards - Eligibility for Modified Contract Coverage

If the offeror is eligible to use the modified provisions of 48 CFR 9903.201-2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

        X  The  offeror  hereby  claims an  exemption  from the Cost  Accounting
       ---
Standards clause under the provisions of 48 CFR 9903.201-2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $50 million in awards of CAS-covered prime contracts and subcontracts, or the offeror did not receive a single CAS-covered award exceeding $1 million. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

                                     10.b-50

                                                   Subcontract No. 508-04-167

        Caution: An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $50 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS- covered prime contract or subcontract of $50 million or more.

III.  Additional Cost Accounting Standards Applicable to Existing Contracts

The offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

                     YES      X  NO
                -----       -----

ALTERNATE I (APR 1996)


If an offeror does not indicate that it is the owner or a licensee of the patent, its offer will be evaluated by adding thereto an amount equal to the royalty.

15.  FAR 52.230-1      COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION
                       (JUN 2000)

         Note: This notice does not apply to small businesses or foreign governments. This notice is in three parts, identified by Roman numerals I through III.

Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant Contract.

If the offeror is an educational institution, Part II does not apply unless the contemplated contract will be subject to full or modified CAS coverage pursuant to 48 CFR 9903.201-1(c)(5) or 9903.201-2 (c)(6), respectively.

I.  Disclosure Statement -- Cost Accounting Practices and Certification

(a) Any contract in excess of $500,000 resulting from this solicitation will be subject to the requirements of the Cost Accounting Standards Board (48 CFR Chapter 99), except for those contracts which are exempt as specified in 48 CFR 9903.201-1.

(b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of 48 CFR Chapter 99 must, as a condition of contracting, submit a Disclosure Statement as required by 48 CFR 9903.202. When required, the Disclosure Statement must be submitted as a part of the offeror's proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision.

                                     10.b-51

                                                    Subcontract No. 508-04-167

         Caution: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

(c)  Check the appropriate box below:

         ___ (1) Certificate of Concurrent Submission of Disclosure Statement. The offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows:

                  (i) Original and one copy to the cognizant Administrative Contracting Officer (ACO) or cognizant Federal agency official authorized to act in that capacity (Federal official), as applicable; and
                  (ii) One copy to the cognizant Federal auditor. (Disclosure must be on Form No. CASB DS-1 or CASB DS-2, as applicable. Forms may be obtained from the cognizant ACO or Federal official and/or from the loose-leaf version of the Federal Acquisition Regulation.)

Date of Disclosure Statement:____________________________________________
Name and Address of Cognizant ACO or Federal Official Where Filed:
--------------------------------------------------------------------

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

         ___ (2)  Certificate  of Previously   Submitted  Disclosure  Statement.
The offeror hereby certifies that the required Disclosure Statement was filed as follows:

Date of Disclosure Statement:____________________________________________

         ___ (5) Certificate of Disclosure Statement Due Date by Educational Institution. If the offeror is an educational institution that, under the transition provisions of 48 CFR 9903.202-1 (f), is or will be required to submit a Disclosure Statement after receipt of this award, the offeror hereby certifies that (check one and complete):
                  ___  (i)  A   Disclosure   Statement   Filing   Due   Date  of
_____________________________has been established with the cognizant Federal agency.
                  ___ (ii) The Disclosure Statement will be submitted within the 6-month period ending________months after receipt of this award.

Date of Disclosure Statement:________________________________________
Name and Address of Cognizant ACO or Federal Official:
----------------------------------------------------------------

Where Disclosure Statement is Filed:
----------------------------------------------------------------

16.  DFARS 252.204-7004 Required Central Contractor Registration (NOV 2001)


                                     10.b-52

                                                    Subcontract No. 508-04-167

(a)  Definitions.  As used in this clause-

     (1) "Central Contractor Registration (CCR) database" means the primary DoD repository for contractor information required for the conduct of business with DoD.

     (2) "Data Universal Number System (DUNS) number" means the 9-digit number assigned by Dun and Bradstreet Information Services to identify unique business entities.

     (3) "Data Universal Numbering System +4 (DUNS+4) number" means the DUNS number assigned by Dun and Bradstreet plus a 4-digit suffix that may be assigned by a parent (controlling) business concern. This 4-digit suffix may be assigned at the discretion of the parent business concern for such purposes as identifying subunits or affiliates of the parent business concern.

     (4) "Registered in the CCR database" means that all mandatory information, including the DUNS number or the DUNS +4 number, if applicable, and the corresponding Commercial and Government Entity (CAGE) code, is in the CCR database; the DUNS number and the CAGE code have been validated; and all edits have been successfully completed.

(b) (1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee must be registered in the CCR database prior to award, during performance, and through final payment of any contract resulting from this solicitation, except for awards to foreign vendors for work to be performed outside the United States.

     (2) The offeror shall provide it DUNS or, if applicable, its DUNS+4 number with its offer, which will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

     (3) Lack of registration in fht CCR database will make an offeror ineligible for award.

     (4) DoD has established a goal of registering an applicant in the CCR database within 48 hours after receipt of a complete and accurate application via the Internet. However, registration of an applicant submitting an application through a method other than the Internet may take up to 30 days. Therefore, offerors that are not registered should consider applying for registration immediately upon receipt of this solicitation.

(c) The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government's reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to confirm on an annual basis that its information in the CCR database is accurate and complete.

(d) Offerors and contractors may obtain information on registration and annual confirmation requirements by calling 1-888-227-2423, or via the Internet at http://www/ccr.gov.
------------------

CAGE CODE:           06032
            ----------------------
                                    10.b-53

                                                   Subcontract No. 508-04-167

17.  DFARS 252.209-7001    DISCLOSURE OF OWNERSHIP OR CONTROL BY THE
                           GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)

(a)  Definitions.  As used in this provision-
       (1) "Government of a terrorist county" includes the state and the government of a terrorist country, as well as any political subdivision, agency, or instrumentality thereof.
       (2) "Terrorist country" means a country determined by the Secretary of State, under section 6(j)(1)(A) of the Export Administration Act of 1979 (50 U.S.C. App. 2405 (j)(I)(A)), to be a country the government of which has repeatedly provided support for acts of international terrorism. As of the date of this provision, terrorist countries include: Cuba, Iran, Iraq, Libya, North Korea, Sudan and Syria.
       (3) "Significant interest" means-
           (i) Ownership of or beneficial interest in 5 percent or more of the firm's or subsidiary's securities. Beneficial interest includes holding 5 percent or more of the firm's or subsidiary's securities. Beneficial interest includes holding 5 percent or more of any class of the firm's securities in "nominee shares," "street names," or some other method of holding securities that does not disclose the beneficial owner;
           (ii) Holding a management position in the firm, such as a director or officer;
           (iii) Ability to control or influence the election, appointment, or tenure of directors or officers in the firm;
           (iv) Ownership of 10 percent or more of the assets of a firm such as equipment, buildings, real estate, or other tangible assets of the firm; or
           (v)   Holding 50 percent or more of the indebtedness of a firm.

(b) Prohibition on award. In accordance with 10 U.S.C. 2327, no contract may be awarded to a firm or a subsidiary of a firm if the government of a terrorist country has a significant interest in the firm or subsidiary or, in the case of a subsidiary, the firm that owns the subsidiary, unless a waiver is granted by the Secretary Defense.

(c) Disclosure. If the government of a terrorist country has a significant interest in the Offeror or a subsidiary of the Offeror, the Offeror shall disclose such interest in an attachment to its offer. If the Offeror is a subsidiary, it shall also disclose any significant interest the government of a terrorist country has in any firm that owns or controls the subsidiary. The disclosure shall include-
             (1) Identification  of   each   government  holding  a  significant
                 interest; and
             (2) A  description  of  the  significant  interest  held  by   each
                 government.

18.  DFARS 252.209-7002    DISCLOSURE OF OWNERSHIP OR CONTROL BY A
                           FOREIGN GOVERNMENT (SEP 1994)

(a)  Definitions.
     ------------

As used in this provision -



                                    10.b-54

                                                   Subcontract No. 508-04-167

     (1) "Effectively owned or controlled" means that a foreign government or any entity controlled by a foreign government has the power, either directly or indirectly, whether exercised or exercisable, to control the election, appointment, or tenure of the Offeror's officers or a majority of the Offeror's board of directors by any means, e.g., ownership, contract, or operation of law (or equivalent power for unincorporated organizations).

     (2) "Entity controlled by a foreign government"--
         (i)  Means--
              (A) Any domestic or foreign organization or corporation that is effectively owned or controlled by a foreign government; or
              (B) Any individual acting on behalf of a foreign government.
         (ii) Does not include an organization or corporation that is owned, but is not controlled, either directly or indirectly, by a foreign government if the ownership of that organization or corporation by that foreign government was effective before October 23, 1992.
     (3) "Foreign Government" includes the state and the government of any country (other than the United States and its possessions and trust territories) as well as any political subdivision, agency, or instrumentality thereof.
     (4) "Proscribed information" means--
         (i)  Top Secret Information;
         (ii) Communications Security(COMSEC)information, except classified keys used to operate secure telephone units (STU llls);
         (iii)Restricted Data as defined in the U.S. Atomic Energy Act of 1954, as amended;
         (iv) Special Access Program (SAP) information; or
         (v)  Sensitive Compartmented Information (SCI)

(b) Prohibition on award. No contract under a national security program may be awarded to an entity controlled by a foreign government if that entity requires access to proscribed information to perform the contract, unless the Secretary of Defense or a designee has waived application of 10 U.S.C. 2536(a).

(c)  Disclosure.  The  Offeror  shall disclose any interest a foreign government has in the Offeror when that interest constitutes control by a foreign government as defined in this provision. If the Offeror is a subsidiary, it shall also disclose any reportable interest a foreign government has in any entity that owns or controls the subsidiary, including reportable interest concerning the Offeror's immediate parent, intermediate parents, and the ultimate parent. Use separate paper as needed, and provide the information in the following format:

Offeror's Point of Contact for Questions about Disclosure (Name and Phone Number with Country code, City Code and Area Code, as applicable)

Name and Address of Offeror

Name and Address of Entity controlled by a Foreign Government

Description of Interest, Controlled by a Foreign Ownership percentage, and Government Identification of Foreign Government




                                    10.b-55

                                                   Subcontract No. 508-04-167

19.  DFARS 252.225-7031    SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)

(a)  Definitions.
     ------------

As used in this clause-
"Foreign  person"  means any person other than a United States person as defined
-----------------
in Section 16(2) of the Export  Administration  Act of 1979 (50 U.S.C.  App. Sec
2415).  "United  States  person"  is  defined  in  Section  16(2) of the  Export
        ------------------------
Administration  Act of 1979 and means any United  States  resident  or  national
(other than an individual resident outside the United States and employed by other than a United States person), any domestic concern (including any permanent domestic establishment of any foreign concern), and any foreign subsidiary or affiliate (including any permanent foreign establishment) of any domestic concern which is controlled in fact by such domestic concern, as determined under regulation of the President.

(b)  Certification
     -------------
By submitting this offer, the Offeror, if a foreign person, company or entity, certifies that it

     (1) Does not comply with the secondary Arab boycott of Israel: and
     (2) Is not taking or knowingly agreeing to take any action, with respect to the secondary boycott of Israel by Arab countries, which 50 U.S.C. App. Sec 2407
(a) prohibits a United States person from taking.

20.  DEFARS 252.227-7028   TECHNICAL DATA OR COMPUTER SOFTWARE
                           PREVIOUSLY DELIVERED TO THE GOVERNMENT (JUN 1995)

         The offeror shall attach to its offer an identification of all documents or other media incorporating technical data or computer software it intends to deliver under this contract with other than unlimited rights that are identical or substantially similar to documents or other media that the Offeror has produced for, delivered to, or is obligated to deliver to the Government under any contract or subcontract. The attachment shall identify:

     (a) The contract number under which the data or software were produced;

     (b) The contract number under which, and the name and address of the organization to whom, the data or software were most recently delivered or will be delivered; and

     (c) Any limitations of the Government's rights to use or disclose the data or software, including, when applicable, identification of the earliest date the limitations expire.







                                    10.b-56

                                                   Subcontract No. 508-04-167

21.  DFARS 252.247-7022    REPRESENTATION OF EXTENT OF
                           TRANSPORTATION BY SEA (AUG 1992)

     (a) The  Offeror  shall  indicate  by  checking  the  appropriate  blank in paragraph (b) of this provision whether transportation of supplies by sea is anticipated under the resultant contract. The term "supplies" is defined in the Transportation of Supplies by Sea clause (DFARS 252.247-7023) of this solicitation.

     (b) Representation.

         The Offeror represents that it--
         ___ Does anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

         X Does not  anticipate  that supplies will be transported by sea in the
       ----
performance of any contract or subcontract resulting from this solicitation.

     (c) Any contract resulting from this solicitation will include the Transportation of Supplies by Sea clause. If the Offeror represents that it will not use ocean transportation, the resulting contract will also include the Defense FAR Supplement clause at 252.247-7024, Notification of Transportation of Supplies by Sea.

22.  Standard Form-LLL, "disclosure of Lobbying Activities"

     If applicable in accordance with subparagraph (b)(2) of provision 1. Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions (FAR 52.203-11), Standard Form-LLL has been completed in accordance with its instructions and is returned herewith.

SIGNATURE

     By signature hereto, or to an offer incorporating these representations and Certification, the offeror certifies that they are accurate, current, and complete and that he is aware of the penalty prescribed in 18 U.S.C. 1001 for making false statement in offers.

    4/23/04                ANTENNA PRODUCTS CORPORATION
---------------            ---------------------------------
Date                       Name of Contractor

                           /s/ Ron Chandler
                           ---------------------------------
                           Authorized Signature

                           RON CHANDLER
                           ---------------------------------
                           Typed or Printed Name

                           VP CONTRACTS
                           ------------
                           Title

                                    10.b-57